August 27, 2009




Dear Contract Holder:

Attached are the December 31, 2008 audited financial statements of Washington National Insurance Company and the May 1, 2009 DWS Variable Series I (formerly the Scudder Variable Series I) Prospectus, file number 811-04257, as filed with the Securities and Exchange Commission on April 30, 2009.


We appreciate and value your business, and look forward to serving you again in the future.

Sincerely,

Washington National Insurance Company




The May 1, 2009 DWS Variable Series I Prospectus is incorporated herein by reference.

                      Washington National Insurance Company

                        Consolidated Financial Statements

                        as of December 31, 2008 and 2007,
            and for the years ended December 31, 2008, 2007 and 2006

             Report of Independent Registered Public Accounting Firm


To the Board of Directors and Shareholder
Washington National Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Washington National Insurance Company and its subsidiaries (the "Company") at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, the Company has restated its 2007 and 2006 consolidated financial statements to reflect the Assignment transaction which has been accounted for similar to a pooling of interests.


/s/ PricewaterhouseCoopers LLP
------------------------------

March 31, 2009

                      WASHINGTON NATIONAL INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET
                           December 31, 2008 and 2007
                              (Dollars in millions)


                                     ASSETS

                                                                                                     2008         2007
                                                                                                     ----         ----
                                                                                                              (As restated)
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       2008 - $5,936.2; 2007 - $6,007.8)........................................................   $ 4,995.9    $ 5,887.2
    Preferred stock of affiliates at fair value.................................................        30.9         50.5
    Mortgage loans..............................................................................       760.8        757.8
    Policy loans................................................................................       307.9        315.3
    Trading securities..........................................................................       168.7        290.2
    Securities lending collateral...............................................................       111.9        118.5
    Other invested assets ......................................................................        50.9         83.7
                                                                                                   ---------    ---------

          Total investments.....................................................................     6,427.0      7,503.2


Cash and cash equivalents.......................................................................        71.2        125.9
Accrued investment income.......................................................................       119.6        113.0
Value of policies in force at the Effective Date................................................       388.9        435.7
Cost of policies produced.......................................................................       291.0        244.0
Reinsurance receivables.........................................................................     2,746.4      3,034.2
Income tax assets, net..........................................................................       509.7        260.2
Assets held in separate accounts................................................................        18.2         27.4
Other assets....................................................................................       140.8        160.9
                                                                                                   ---------    ---------

          Total assets..........................................................................   $10,712.8    $11,904.5
                                                                                                   =========    =========












                            (continued on next page)



                   The accompanying notes are an integral part of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                           December 31, 2008 and 2007
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY

                                                                                                     2008         2007
                                                                                                     ----         ----
                                                                                                              (As restated)
Liabilities:
    Insurance liabilities.....................................................................    $ 9,392.4     $ 9,936.3
    Liabilities related to separate accounts..................................................         18.2          27.4
    Investment borrowings.....................................................................        455.9         460.6
    Securities lending payable................................................................        115.6         119.4
    Other liabilities.........................................................................         92.3         157.8
                                                                                                  ---------     ---------

          Total liabilities...................................................................     10,074.4      10,701.5
                                                                                                  ---------     ---------

Commitments and contingencies (Note 7)

Shareholder's equity:
    Common stock and additional paid-in capital (par value $5.00 per share, 5,250,000
       shares authorized, 5,007,370 shares issued and outstanding)............................      1,782.4       1,743.2
    Accumulated other comprehensive loss......................................................       (584.0)        (66.8)
    Accumulated deficit.......................................................................       (560.0)       (473.4)
                                                                                                  ---------     ---------

          Total shareholder's equity..........................................................        638.4       1,203.0
                                                                                                  ---------     ---------

          Total liabilities and shareholder's equity..........................................    $10,712.8     $11,904.5
                                                                                                  =========     =========




















                   The accompanying notes are an integral part of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF OPERATIONS
              for the years ended December 31, 2008, 2007 and 2006
                              (Dollars in millions)


                                                                                2008           2007           2006
                                                                                ----           ----           ----
                                                                                           (As restated)  (As restated)
Revenues:
   Insurance policy income...............................................    $  655.0        $  683.4         $  716.7
   Net investment income.................................................       401.8           570.0            623.9
   Net realized investment losses........................................       (77.3)         (129.2)           (27.4)
   Other.................................................................         8.8             8.2             11.0
                                                                             --------        --------         --------

       Total revenues....................................................       988.3         1,132.4          1,324.2
                                                                             --------        --------         --------

Benefits and expenses:
   Insurance policy benefits.............................................       717.6           872.0            875.0
   Amortization..........................................................        93.1           121.0            143.6
   Interest expense on investment borrowings.............................        22.4            17.6               .8
   Costs related to a litigation settlement..............................         -              32.2            165.8
   Loss related to an annuity coinsurance transaction....................         -              76.5              -
   Other operating costs and expenses....................................       208.7           273.3            251.1
                                                                             --------        --------         --------

       Total benefits and expenses.......................................     1,041.8         1,392.6          1,436.3
                                                                             --------        --------         --------

       Loss before income taxes..........................................       (53.5)         (260.2)          (112.1)

Income tax expense (benefit):
   Tax benefit on period income..........................................       (16.2)          (93.9)           (40.8)
   Valuation allowance for deferred tax assets...........................        24.3            18.7              -
                                                                             --------        --------         --------

       Net loss..........................................................    $  (61.6)       $ (185.0)        $  (71.3)
                                                                             ========        ========         ========


















                   The accompanying notes are an integral part of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                              (Dollars in millions)

                                                          Common stock     Accumulated other
                                                         and additional      comprehensive
                                                         paid-in capital     income (loss)  Accumulated deficit   Total
                                                         ---------------     -------------  -------------------   -----
Balance, December 31, 2005 (as restated)..................   $1,662.2         $  40.2           $ (61.1)         $1,641.3

   Comprehensive loss, net of tax:
     Net loss.............................................        -               -               (71.3)            (71.3)
     Change in unrealized appreciation (depreciation)
       of investments (net of applicable income tax
       benefit of $27.7)..................................        -             (49.4)              -               (49.4)
                                                                                                                 --------

         Total comprehensive loss.........................                                                         (120.7)

   Capital contribution from parent.......................       75.0             -                 -                75.0

   Reduction of deferred income tax valuation allowance...        3.4             -                 -                 3.4

   Dividends on common stock..............................        -               -               (80.0)            (80.0)
                                                             --------         -------           -------          --------

Balance, December 31, 2006 (as restated)..................    1,740.6            (9.2)           (212.4)          1,519.0

   Comprehensive loss, net of tax:
     Net loss.............................................        -               -              (185.0)           (185.0)
     Change in unrealized appreciation (depreciation)
       of investments (net of applicable income tax
       benefit of $32.4)..................................        -             (57.6)              -               (57.6)
                                                                                                                 --------

         Total comprehensive loss.........................                                                         (242.6)

   Net transfer of investments to affiliates..............        2.6             -                 -                 2.6

   Dividends on common stock..............................        -               -               (76.0)            (76.0)
                                                             --------         -------           -------          --------

Balance, December 31, 2007 (as restated)..................    1,743.2           (66.8)           (473.4)          1,203.0

   Comprehensive loss, net of tax:
     Net loss.............................................        -               -               (61.6)            (61.6)
     Change in unrealized appreciation  (depreciation)
       of investments (net of applicable income tax
       benefit of $288.9).................................        -            (517.2)              -              (517.2)
                                                                                                                 --------

         Total comprehensive loss.........................                                                         (578.8)

   Capital contribution from parent.......................       38.8             -                 -                38.8

   Net transfer of investments to affiliates..............         .4             -                 -                  .4

   Dividends on common stock..............................        -               -               (25.0)            (25.0)
                                                             --------         -------           -------          --------

Balance, December 31, 2008................................   $1,782.4         $(584.0)          $(560.0)         $  638.4
                                                             ========         =======           =======          ========

                   The accompanying notes are an integral part
                    of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
              for the years ended December 31, 2008, 2007 and 2006
                              (Dollars in millions)

                                                                                2008           2007           2006
                                                                                ----           ----           ----
                                                                                           (As restated)  (As restated)
Cash flows from operating activities:
   Net loss.............................................................    $   (61.6)      $  (185.0)      $   (71.3)
     Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
       Amortization and depreciation....................................        109.7           141.2           160.3
       Income taxes.....................................................         43.2           (51.2)          (52.0)
       Insurance liabilities............................................       (137.1)          (51.1)           (7.6)
       Accrual and amortization of investment income....................         11.6            49.2             6.8
       Deferral of policy acquisition costs.............................        (57.0)          (98.9)         (116.4)
       Net losses from sales of investments.............................         77.3           129.2            27.4
       Net sales of trading securities..................................        109.2           (16.0)           23.8
       Loss related to an annuity coinsurance transaction...............          -              76.5             -
       Other............................................................        (10.4)           13.9           115.6
                                                                            ---------       ---------       ---------

           Net cash provided by operating activities....................         84.9             7.8            86.6
                                                                            ---------       ---------       ---------

Cash flows from investing activities:
   Sales of investments.................................................      2,575.1         2,606.6         2,304.5
   Maturities and redemptions...........................................        219.4           475.9           443.6
   Purchases of investments.............................................     (2,801.4)       (3,198.1)       (2,496.5)
   Other................................................................        (22.6)          (14.3)          (11.0)
                                                                            ---------       ---------       ---------

           Net cash provided (used) by investing activities.............        (29.5)         (129.9)          240.6
                                                                            ---------       ---------       ---------

Cash flows from financing activities:
   Capital contribution from parent.....................................         38.8             -              75.0
   Deposits to insurance liabilities....................................        532.4           878.3           967.9
   Investment borrowings................................................         (4.8)          449.1            (1.4)
   Withdrawals from insurance liabilities...............................       (651.5)       (1,090.4)       (1,244.5)
   Dividends paid on common stock.......................................        (25.0)          (76.0)          (80.0)
                                                                            ---------       ---------       ---------

           Net cash provided (used) by financing activities.............       (110.1)          161.0          (283.0)
                                                                            ---------       ---------       ---------

           Net increase (decrease) in cash and
              cash equivalents..........................................        (54.7)           38.9            44.2

Cash and cash equivalents, beginning of year............................        125.9            87.0            42.8
                                                                            ---------       ---------       ---------

Cash and cash equivalents, end of year..................................    $    71.2       $   125.9       $    87.0
                                                                            =========       =========       =========





                   The accompanying notes are an integral part of the consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

1.   BASIS OF PRESENTATION

     Washington National Insurance Company ("Washington National") and its wholly owned subsidiaries, Conseco Insurance Company ("CIC") and Conseco Life Insurance Company ("Conseco Life") (collectively "we" or the "Company") are life insurance companies domiciled in Illinois, Illinois and Indiana, respectively, which develop, market and administer annuity, individual life insurance, individual and group accident and health insurance and other insurance products. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a Delaware corporation ("Conseco"). Conseco became the successor to Conseco, Inc., an Indiana corporation, in connection with its bankruptcy reorganization which became effective on September 10, 2003 (the "Effective Date"). Conseco is a financial services holding company with subsidiaries operating throughout the United States. Prior to July 23, 2008, the Company's direct parent was Conseco Life Insurance Company of Texas ("Conseco Life of Texas"), an indirect wholly owned subsidiary of Conseco. On July 23, 2008, Conseco Life of Texas paid a dividend to its direct parent, CDOC, Inc. ("CDOC"), in the form of 100 percent of the common stock of the Company. As a result, all outstanding shares of the Company are owned by CDOC, which is a wholly owned subsidiary of Conseco. Either Conseco Life of Texas or CDOC is referred to as the "Parent" as the context implies.

     On August 11, 2008, Conseco and CDOC (the "Conseco Parties"), entered into a Transfer Agreement with Senior Health Care Transition Trust (the "Transition Trust"), pursuant to which the Conseco Parties would transfer the stock of Senior Health Insurance Company of Pennsylvania ("Senior Health", formerly known as Conseco Senior Health Insurance Company prior to its name change in October
2008) to an independent trust named Senior Health Care Oversight Trust (the "Oversight Trust") for the exclusive benefit of Senior Health's long-term care policyholders. On November 12, 2008, the Pennsylvania Department of Insurance approved the transaction and the transaction was consummated.

     Prior to the completion of the transaction, Conseco Life entered into an assignment agreement (the "Assignment"), effective October 1, 2008, with Senior Health, pursuant to which the assets and liabilities pertaining to Senior Health's non-long-term care business have been assigned and assumed by Conseco Life, and Conseco Life has the right and the obligation to administer, manage and oversee all aspects of the non-long-term care business of Senior Health. Conseco Life paid a ceding commission of $35.7 million to Senior Health on November 12, 2008 upon closing of the Assignment. In connection with the Assignment, Washington National received capital contributions from CDOC totaling $38.8 million. Such amount was used to pay the aforementioned ceding commission and $3.1 million was equal to the statutory book value of Senior Health preferred stock and accrued dividends owned by CIC. The preferred stock was transferred to Oversight Trust for no consideration and CIC cancelled its right to receive payment of any accrued dividends on the preferred stock.

     In addition, on November 12, 2008, Washington National entered into an administrative services agreement with Senior Health, whereby Senior Health will administer Washington National's long-term care business.

     The Assignment described above was accounted for similar to a pooling of interests because all of the net assets are under common control of Conseco. Therefore, the assets and liabilities related to the Assignment were combined at their book values and the consolidated statements of operations, shareholder's equity and cash flows have been restated for all periods presented as if the net assets had always been combined.

     Intercompany transactions among the consolidated companies have been eliminated in consolidation. We have reclassified certain amounts in our 2007 and 2006 consolidated financial statements and notes to conform with the 2008 presentation.

     When we prepare financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"), we are required to make estimates and assumptions that significantly affect reported amounts of various assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions to calculate values for the cost of policies produced, the value of policies inforce at the Effective Date, certain investments, assets and liabilities related to income taxes, liabilities for insurance products, liabilities related to litigation and guaranty fund assessment accruals. If our future experience differs from these estimates and assumptions, our financial statements would be materially affected.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

2.   ASSIGNMENT

     As described in Note 1, the consolidated financial statements include the net assets related to the Assignment and its results of operations, changes in shareholder's equity and cash flows as if the net assets had always been combined. The impact of the Assignment on certain balances reflected in the consolidated financial statements was as follows (dollars in millions):

                                                               Amount prior
                                                             to effect of the                  Reported
                                                                Assignment     Assignment       amount
                                                                ----------     ----------       ------
2007
----
Actively managed fixed maturities...........................    $ 5,648.5        $238.7      $ 5,887.2
Mortgage loans..............................................        696.1          61.7          757.8
Total investments...........................................      7,187.2         316.0        7,503.2
Value of policies inforce at the Effective Date.............        377.1          58.6          435.7
Income tax assets, net......................................        309.4         (49.2)         260.2
Total assets................................................     11,552.5         352.0       11,904.5
Insurance liabilities.......................................      9,691.0         245.3        9,936.3
Total liabilities...........................................     10,451.5         250.0       10,701.5
Total shareholder's equity..................................      1,101.0         102.0        1,203.0
Insurance policy income.....................................        630.9          52.5          683.4
Net investment income.......................................        547.3          22.7          570.0
Total revenues..............................................      1,056.9          75.5        1,132.4
Insurance policy benefits...................................        831.2          40.8          872.0
Amortization................................................        115.6           5.4          121.0
Other operating costs and expenses..........................        242.2          31.1          273.3
Total benefits and expenses.................................      1,315.3          77.3        1,392.6
Loss before income taxes....................................       (258.4)         (1.8)        (260.2)

                                                               Amount prior
                                                             to effect of the                  Reported
                                                                Assignment     Assignment       amount
                                                                ----------     ----------       ------
2006
----
Insurance policy income.....................................     $  660.4         $56.3       $  716.7
Net investment income.......................................        600.9          23.0          623.9
Net realized investment losses..............................        (20.0)         (7.4)         (27.4)
Total revenues..............................................      1,252.0          72.2        1,324.2
Insurance policy benefits...................................        836.3          38.7          875.0
Amortization................................................        138.4           5.2          143.6
Other operating costs and expenses..........................        217.7          33.4          251.1
Total benefits and expenses.................................      1,359.0          77.3        1,436.3
Loss before income taxes....................................       (107.0)         (5.1)        (112.1)

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

3.   SIGNIFICANT ACCOUNTING POLICIES

     The following summary explains the significant accounting policies we use to prepare our financial statements. We prepare our financial statements in accordance with GAAP. We follow the accounting standards established by the Financial Accounting Standards Board ("FASB"), the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

     Investments

     We classify our fixed maturity securities into one of three categories: (i) "actively managed" (which we carry at estimated fair value with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity); (ii) "trading" (which we carry at estimated fair value with changes in such value recognized as trading income); or (iii) "held to maturity" (which we carry at amortized cost). We had no fixed maturity securities classified as held to maturity during the periods presented in these financial statements.

     Equity securities include investments in common stock and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity. When declines in value considered to be other than temporary occur, we reduce the amortized cost to estimated fair value and recognize a loss in the statement of operations. Equity securities are included in other invested assets.

     Preferred stock of affiliates is carried at estimated fair value. We record any unrealized gain or loss, net of income taxes, as a component of shareholder's equity.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Payment terms specified for mortgage loans may include a prepayment penalty for unscheduled payoff of the investment. Prepayment penalties are recognized as investment income when received.

     Policy loans are stated at current unpaid principal balances.

     Certain of our trading securities are held in an effort to offset the portion of the income statement volatility caused by the effect of interest rate fluctuations on the value of certain embedded derivatives related to our equity-indexed annuity products and certain modified coinsurance agreements. See the sections of this note entitled "Accounting for Derivatives" and "Investment Borrowings" for further discussion regarding embedded derivatives and the trading accounts. In addition, the trading account includes investments backing the market strategies of our multibucket annuity products. The change in market value of these securities, which is recognized currently in investment income, is substantially offset by the change in insurance policy benefits for these products. Our trading securities totaled $168.7 million and $290.2 million at December 31, 2008 and 2007, respectively.

     Securities lending collateral primarily consists of fixed maturities, equity securities and cash and cash equivalents. We carry these investments at estimated fair value. We record any unrealized gains or loss, net of tax, as a component of shareholder's equity.

     Other invested assets include: (i) certain call options purchased in an effort to hedge the effects of certain policyholder benefits related to our equity-indexed annuity and life insurance products; (ii) certain non-traditional investments; and (iii) equity securities. We carry the call options at estimated fair value as further described in the section of this note entitled "Accounting for Derivatives". Non-traditional investments include investments in certain limited partnerships, which are accounted for using the equity method, and promissory notes, which are accounted for using the cost method.

     We defer any fees received or costs incurred when we originate investments. We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments without anticipation of prepayments. We

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

     When we sell a security (other than trading securities), we report the difference between the sale proceeds and amortized cost (determined based on specific identification) as a realized investment gain or loss.

     We regularly evaluate our investments for possible impairment. When we conclude that a decline in a security's net realizable value is other than temporary, the decline is recognized as a realized loss and the cost basis of the security is reduced to its estimated fair value.

     Cash and Cash Equivalents

     Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months. We carry them at amortized cost, which approximates estimated fair value.

     Assets Held in Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at fair value; the underlying investment risks are assumed by the contractholders. We record the related liabilities at amounts equal to the separate account assets. We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

     Value of Policies Inforce at the Effective Date

     The value assigned to the right to receive future cash flows from contracts existing at September 10, 2003 is referred to as the value of policies inforce at the Effective Date. We also defer renewal commissions paid in excess of ultimate commission levels related to the existing policies in this account. The balance of this account is amortized and evaluated for recovery in the same manner as described below for the cost of policies produced. We also adjust the value of policies inforce at the Effective Date for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields, similar to the manner described above for the cost of policies produced. We limit the total adjustment related to the impact of unrealized losses to the total value of policies inforce recognized at the Effective Date plus interest.

     The discount rate we used to determine the value of the value of policies inforce at the Effective Date was 12 percent.

     The Company expects to amortize the balance of the value of policies inforce at the Effective Date as of December 31, 2008 as follows: 12 percent in 2009, 10 percent in 2010, 8 percent in 2011, 7 percent in 2012 and 6 percent in 2013.

     Cost of Policies Produced

     The costs that vary with, and are primarily related to, producing new insurance business subsequent to September 10, 2003 are referred to as cost of policies produced. For universal life or investment products, we amortize these costs in relation to the estimated gross profits using the interest rate credited to the underlying policies. For other products, we amortize these costs in relation to future anticipated premium revenue using the projected investment earnings rate.

     When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the gain or loss realized and the effect on future investment yields. We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We limit the total adjustment related to the impact of unrealized losses to the total of costs capitalized plus interest related to insurance policies issued in a particular year. We include the impact of this adjustment in accumulated other comprehensive income within shareholder's equity.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The investment environment during the fourth quarter of 2008 resulted in significant net unrealized losses in our actively managed fixed maturity investment portfolio. The total adjustment to accumulated other comprehensive income related to the change in the cost of policies produced for the negative amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value would have resulted in the balance of the cost of policies produced exceeding the total of costs capitalized plus interest for annuity blocks of business issued in certain years. Accordingly, the adjustment made to the cost of policies produced and accumulated other comprehensive income was reduced by $27.5 million.

     As of January 1, 2007, we adopted Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for the cost of policies produced on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". As a result of the adoption of SOP 05-1 and related guidance, if an internal replacement modification substantially changes a contract, then the cost of policies produced is written off immediately through the consolidated statement of operations and any new definable cost associated with the new replacement are deferred as the cost of policies produced. If a contract modification does not substantially change the contract, the amortization of the cost of policies produced on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     We regularly evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If we determine a portion of the unamortized balance is not recoverable, it is charged to amortization expense. In certain cases, the unamortized balance of the cost of policies produced may not be deficient in the aggregate, but our estimates of future earnings indicate that profits would be recognized in early periods and losses in later periods. In this case, we increase the amortization of the cost of policies produced over the period of profits, by an amount necessary to offset losses that are expected to be recognized in the later years.

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     For universal life and investment contracts that do not involve significant mortality or morbidity risk, the amounts collected from policyholders are considered deposits and are not included in revenue. Revenues for these contracts consist of charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances. Such revenues are recognized when the service or coverage is provided, or when the policy is surrendered.

     We establish liabilities for investment and universal life products equal to the accumulated policy account values, which include an accumulation of deposit payments plus credited interest, less withdrawals and the amounts assessed against the policyholder through the end of the period. Sales inducements provided to the policyholders of these products are recognized as liabilities over the period that the contract must remain in force to qualify for the inducement. The options attributed to the policyholder related to our equity-indexed annuity products are accounted for as embedded derivatives as described in the section of this note entitled "Accounting for Derivatives".

     Traditional life and the majority of our accident and health products (including long-term care, Medicare supplement and specified disease products) are long duration insurance contracts. Premiums on these products are recognized as revenues when due from the policyholders.

     We establish liabilities for traditional life, accident and health insurance, and life contingent payment annuity products using mortality tables in general use in the United States, which are modified to reflect the Company's actual experience when appropriate. We establish liabilities for accident and health insurance products using morbidity tables based on the Company's actual or expected experience. These reserves are computed at amounts that, with additions from estimated future premiums received and with interest on such reserves at estimated future rates, are expected to be sufficient to meet our obligations under the terms of the policy. Liabilities for future policy benefits are computed on a net-level premium method

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

based upon assumptions as to future claim costs, investment yields, mortality, morbidity, withdrawals, policy dividends and maintenance expenses determined when the policies were issued (or with respect to policies inforce at August 31, 2003, the Company's best estimate of such assumptions on the Effective Date). We make an additional provision to allow for potential adverse deviation for some of our assumptions. Once established, assumptions on these products are generally not changed unless a premium deficiency exists. In that case, a premium deficiency reserve is recognized and the future pattern of reserve changes are modified to reflect the relationship of premiums to benefits based on the current best estimate of future claim costs, investment yields, mortality, morbidity, withdrawals, policy dividends and maintenance expenses, determined without an additional provision for potential adverse deviation.

     We establish claim reserves based on our estimate of the loss to be incurred on reported claims plus estimates of incurred but unreported claims based on our past experience.

     Accounting for Long-term Care Premium Rate Increases

     Washington National is subject to an order issued by the Florida Office of Insurance Regulation which impacts approximately 4,800 home health care policies issued in Florida by Washington National and its predecessor companies. The order required Washington National to offer a choice of three alternatives to holders of home health care policies in Florida subject to premium rate increases as follows:

o retention of their current policy with a rate increase of 50 percent in the first year and actuarially justified increases in subsequent years;

o receipt of a replacement policy with reduced benefits and a rate increase in the first year of 25 percent and no more than 15 percent in subsequent years; or

o receipt of a paid-up policy, allowing the holder to file future claims up to 100 percent of the amount of premiums paid since the inception of the policy.

     Reserves for all three groups of policies under the order were prospectively adjusted using a prospective revision methodology as these alternatives were required by the Florida Office of Insurance Regulation. These policies had no insurance acquisition costs established at the Effective Date.

     Reinsurance

     In the normal course of business, we seek to limit our loss exposure on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.8 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. In each case, the Company is directly liable for claims reinsured even if the assuming company is unable to pay.

     The cost of reinsurance on life and health coverages is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy. The cost of reinsurance ceded totaled $117.3 million, $105.7 million and $106.0 million in 2008, 2007 and 2006, respectively. We deduct this cost from insurance policy income. Reinsurance recoveries netted against insurance policy benefits totaled $421.6 million, $62.0 million and $111.1 million in 2008, 2007 and 2006, respectively.

     From time-to-time, we assume insurance from other companies. Any costs associated with the assumption of insurance are amortized consistent with the method used to amortize the cost of policies produced described above. Reinsurance premiums assumed totaled $114.6 million, $123.8 million and $134.9 million in 2008, 2007 and 2006, respectively. Reinsurance premiums assumed from transactions with affiliates of the Company were $85.9 million, $92.1 million and $99.4 million in 2008, 2007 and 2006, respectively. Pursuant to a modified coinsurance agreement, substantially all of the premiums assumed from affiliates relate to individual and group specified disease business issued by Conseco Health Insurance Company.

     At both December 31, 2008 and 2007, approximately one percent of our total reinsurance recoverables were from

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

subsidiaries of Conseco.

     See the section of this note entitled "Accounting for Derivatives" for a discussion of the derivative embedded in the payable related to certain modified coinsurance agreements.

     On October 12, 2007, Washington National, CIC and Conseco Life completed a transaction to coinsure 100 percent of most of their older inforce equity-indexed annuity and fixed annuity business with Reassure America Life Insurance Company ("REALIC"), a subsidiary of Swiss Re Life & Health America Inc. The transaction was recorded in our financial statements on September 28, 2007, the date the parties were bound by the coinsurance agreement and all regulatory approvals had been obtained. In the transaction, REALIC: (i) paid a ceding commission of $76.5 million; and (ii) assumed the investment and persistency risk of these policies. Our insurance companies ceded approximately $2.8 billion of policy and other reserves to REALIC, as well as transferred the invested assets backing these policies on October 12, 2007. Our insurance companies remain primarily liable to the policyholders in the event REALIC does not fulfill its obligations under the agreements. Accordingly, our insurance liabilities continue to include the amounts ceded for these policies, which is offset by a corresponding amount in reinsurance receivables. The coinsurance transaction had an effective date of January 1, 2007.

     Pursuant to the terms of the annuity coinsurance agreement, the ceding commission was based on the January 1, 2007 value of the assets and liabilities related to the ceded block. The earnings (loss) after income taxes on the business from January 1, 2007 through September 28, 2007, resulted in increases (decreases) to the loss calculated as of January 1, 2007. Such after-tax earnings (loss) include the market value declines on invested assets transferred to the reinsurer occurring during the first three quarters of 2007.

     The following summarizes the profits and losses recognized on this business in 2007 (dollars in millions):

                                                                                              2007
                                                                                              ----
Net earnings on the block before tax....................................................    $  17.0

Realized investment losses, net of amortization of insurance intangibles................      (40.6)

Loss related to the annuity coinsurance transaction.....................................      (76.5) (a)
                                                                                            -------

Net loss before income taxes............................................................    $(100.1)
                                                                                            =======

------------
(a) Amount represents the net loss before income taxes recognized on the annuity coinsurance transaction during 2007, including the earnings and losses on the block during that period and the loss recognized upon completion of the transaction. The following summarizes the components of the loss before income taxes (dollars in millions):

              Assets received (transferred)
                 Investments....................................   $(2,560.8)
                 Accrued investment income......................       (28.7)
                 Value of policies inforce at the Effective Date      (198.9)
                 Cost of policies produced......................       (20.5)
                 Reinsurance receivables........................     2,764.3
                 Other..........................................       (31.9)
                                                                   ---------

                    Net loss before income taxes................   $   (76.5)
                                                                   =========

     Income Taxes

     We account for income taxes in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, ("SFAS 109"). Our income tax expense includes deferred income taxes arising from temporary differences

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

between the financial reporting and tax bases of assets and liabilities, capital loss carryforwards and net operating loss carryforwards ("NOLs"). Deferred tax assets and liabilities are measured using enacted tax rates expected to apply in the years in which temporary differences are expected to be recovered or paid. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in earnings in the period when the changes are enacted.

     SFAS 109 requires a reduction of the carrying amount of deferred tax assets by establishing a valuation allowance if, based on the available evidence, it is more likely than not that such assets will not be realized. We evaluate the need to establish a valuation allowance for our deferred income tax assets on an ongoing basis. In evaluating our deferred income tax assets, we consider whether the deferred income tax assets will be realized, based on the SFAS 109 more-likely-than-not realization threshold criterion. The ultimate realization of our deferred income tax assets depends upon generating sufficient future taxable income during the periods in which our temporary differences become deductible and before our capital loss carryforwards and NOLs expire. This assessment requires significant judgment. In assessing the need for a valuation allowance, appropriate consideration is given to all positive and negative evidence related to the realization of the deferred tax assets. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, excess appreciated asset value over the tax basis of net assets, the duration of carryforward periods, our experience with operating loss and tax credit carryforwards expiring unused, and tax planning alternatives.

     Based upon information existing at the time of our emergence from bankruptcy, we established a valuation allowance against our entire balance of net deferred income tax assets as we believed that the realization of such net deferred income tax assets in future periods was uncertain. During 2006, we concluded that it was no longer necessary to hold certain portions of the previously established valuation allowance. Accordingly, we reduced our valuation allowance by $3.4 million in 2006. However, we are required to continue to hold a valuation allowance of $67.0 million at December 31, 2008 because we have determined that it is more likely than not that a portion of our deferred tax assets will not be realized. This determination was made by evaluating each component of the deferred tax asset and assessing the effects of limitations or interpretations on the value of such component to be fully recognized in the future.

     Investment Borrowings

     In the first quarter of 2007, Conseco Life became a member of the Federal Home Loan Bank of Indianapolis ("FHLBI"). As a member of the FHLBI, Conseco Life has the ability to borrow on a collateralized basis from FHLBI. Conseco Life is required to hold a certain minimum amount of FHLBI common stock as a requirement of membership in the FHLBI, and additional amounts based on the amount of the borrowings. At December 31, 2008, the carrying value of the FHLBI common stock was $22.5 million. Collateralized borrowings from the FHLBI totaled $450.0 million as of December 31, 2008, and the proceeds were used to purchase fixed maturity securities. The borrowings are classified as investment borrowings in the accompanying consolidated balance sheet. The borrowings are collateralized by investments with an estimated fair value of $504.6 million at December 31, 2008, which are maintained in a custodial account for the benefit of the FHLBI. The Company recognized interest expense of $21.9 million and $16.7 million in 2008 and 2007, respectively, related to the borrowings. The following summarizes the terms of the borrowings (dollars in millions):

                        Amount                 Maturity                   Interest rate
                       borrowed                  date                 at December 31, 2008
                       --------                  ----                 --------------------

                        $ 54.0              May 2012                   Variable rate - 2.153%
                          37.0              July 2012                  Fixed rate - 5.540%
                          13.0              July 2012                  Variable rate - 4.810%
                         146.0              November 2015              Fixed rate - 5.300%
                         100.0              November 2015              Fixed rate - 4.890%
                         100.0              December 2015              Fixed rate - 4.710%

     The variable rate borrowings are pre-payable on each interest reset date without penalty. The fixed rate borrowings are pre-payable subject to payment of a yield maintenance fee based on current market interest rates. At December 31, 2008, the aggregate fee to prepay all fixed rate borrowings was $73.0 million.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     At December 31, 2008, investment borrowings consisted of: (i) collateralized borrowings from the FHLBI of $450.0 million; and (ii) other borrowings of $5.9 million.

     At December 31, 2007, investment borrowings consisted of: (i) collateralized borrowings from the FHLBI of $450.0 million; and (ii) other borrowings of $10.6 million.

     Accounting for Derivatives

     Our equity-indexed annuity products provide a guaranteed base rate of return and a higher potential return that is based on a percentage (the "participation rate") of the amount of increase in the value of a particular index, such as the Standard & Poor's 500 Index, over a specified period. Typically, on each policy anniversary date, a new index period begins. We are typically able to change the participation rate at the beginning of each index period during a policy year, subject to contractual minimums. We typically buy call options or call spreads referenced to the applicable indices in an effort to hedge potential increases to policyholder benefits resulting from increases in the particular index to which the product's return is linked. We reflect changes in the estimated market value of these options in net investment income (classified as investment income from policyholder and reinsurer accounts and other special-purpose portfolios). Net investment income (loss) related to equity-indexed products was $(37.3) million, $2.7 million and $28.1 million during 2008, 2007 and 2006, respectively. These amounts were substantially offset by the corresponding charge to insurance policy benefits. The estimated fair value of these options was $5.7 million and $27.8 million at December 31, 2008 and 2007, respectively. We classify these instruments as other invested assets. Pursuant to the annuity coinsurance agreement described above, we held $11.9 million of these options at December 31, 2007, for the benefit of the assuming company until such options expired. All cash flows (including any increases (decreases) in fair value) from these options were transferred to the assuming company in the first six months of 2008.

     The Company accounts for the options attributed to the policyholder for the estimated life of the annuity contract as embedded derivatives as defined by Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statement of Financial Accounting Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" and Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" (collectively referred to as "SFAS 138"). In accordance with these requirements, the expected future cost of options on equity-indexed annuity products is used to determine the value of embedded derivatives. The Company does not purchase options to hedge liabilities which may arise after the next policy anniversary date. The Company must value both the options and the related forward embedded options in the policies at fair value. These accounting requirements often create volatility in the earnings from these products. We record the changes in the fair values of the embedded derivatives in current earnings as a component of policyholder benefits. Effective January 1, 2008, we adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") which required us to value the embedded derivatives reflecting a hypothetical market perspective for fair value measurement. We recorded a charge of $.5 million to net income (after the effects of the amortization of the value of policies inforce at the Effective Date and the cost of policies produced (collectively referred to as "amortization of insurance acquisition costs") and income taxes), attributable to changes in the fair value of the embedded derivatives as a result of adopting SFAS 157. The fair value of these derivatives, which are classified as "liabilities for interest-sensitive products", was $226.9 million and $237.8 million at December 31, 2008 and 2007, respectively. We maintain a specific block of investments in our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income (classified as investment income from policyholder and reinsurer accounts and other special-purpose portfolios). The change in value of these trading securities attributable to interest fluctuations is intended to offset a portion of the change in the value of the embedded derivative.

     If the counterparties for the derivatives we hold fail to meet their obligations, we may have to recognize a loss. We limit our exposure to such a loss by diversifying among several counterparties believed to be strong and creditworthy. At December 31, 2008, substantially all of our counterparties were rated "A" or higher by Standard & Poor's Corporation ("S&P").

     Certain of our reinsurance payable balances contain embedded derivatives as defined in SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments".

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

Such derivatives had an estimated fair value of $6.6 million and $(1.0) million at December 31, 2008 and 2007, respectively. The adoption of SFAS 157 had no impact on the valuation of these embedded derivatives. We record the change in the fair value of these derivatives as a component of investment income (classified as investment income from policyholder and reinsurer accounts and other special-purpose portfolios). We maintain a specific block of investments related to these agreements in our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income (also classified as investment income from policyholder and reinsurer accounts and other special-purpose portfolios). The change in value of these trading securities attributable to interest fluctuations is intended to offset the change in value of the embedded derivatives. However, differences will occur as corporate spreads change.

     Multibucket Annuity Product

     The Company's multibucket annuity is a fixed annuity product that credits interest based on the experience of a particular market strategy. Policyholders allocate their annuity premium payments to several different market strategies based on different asset classes within the Company's investment portfolio. Interest is credited to this product based on the market return of the given strategy, less management fees, and funds may be moved between different strategies. The Company guarantees a minimum return of premium plus approximately 3 percent per annum over the life of the contract. The investments backing the market strategies of these products are designated by the Company as trading securities. The change in the fair value of these securities is recognized currently in investment income, which is substantially offset by the change in insurance policy benefits for these products. As of December 31, 2008, we hold insurance liabilities of $73.6 million related to multibucket annuity products.

     Fair Value Measurements

     Effective January 1, 2008, we adopted SFAS 157 which clarifies a number of considerations with respect to fair value measurement objectives for financial reporting and expands disclosures about the use of fair value measurements. SFAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. The disclosure requirements of SFAS 157 are intended to provide users of financial statements with the ability to assess the reliability of an entity's fair value measurements. The initial adoption of SFAS 157 resulted in a charge of $.5 million to net income (after the effects of the amortization of insurance acquisition costs and income taxes) in the first quarter of 2008, attributable to changes in the liability for the embedded derivatives associated with our equity-indexed annuity products. The change resulted from the incorporation of risk margins into the estimated fair value calculation for this liability.

     Definition of Fair Value

     As defined in SFAS 157, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and, therefore, represents an exit price, not an entry price. We hold fixed maturities, equity securities, derivatives, separate account assets and embedded derivatives, which are carried at fair value.

     The degree of judgment utilized in measuring the fair value of financial instruments is largely dependent on the level to which pricing is based on observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. Financial instruments with readily available active quoted prices would be considered to have fair values based on the highest level of observable inputs, and little judgment would be utilized in measuring fair value. Financial instruments that rarely trade would be considered to have fair value based on a lower level of observable inputs, and more judgment would be utilized in measuring fair value.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Valuation Hierarchy

     SFAS 157 establishes a three-level hierarchy for valuing assets or liabilities at fair value based on whether inputs are observable or unobservable.

o Level 1 - includes assets and liabilities valued using inputs that are quoted prices in active markets for identical assets or liabilities. Our Level 1 assets include exchange traded securities and U.S. Treasury securities.

o Level 2 - includes assets and liabilities valued using inputs that are quoted prices for similar assets in an active market, quoted prices for identical or similar assets in a market that is not active, observable inputs, or observable inputs that can be corroborated by market data. Level 2 assets and liabilities include those financial instruments that are valued by independent pricing services using models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs such as interest rate, credit spread, reported trades, broker/dealer quotes, issuer spreads and other inputs that are observable or derived from observable information in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity securities; certain government or agency securities; certain mortgage and asset-backed securities; and non-exchange-traded derivatives such as call options to hedge liabilities related to our equity-indexed annuity products.

o Level 3 - includes assets and liabilities valued using unobservable inputs that are used in model-based valuations that contain management assumptions. Level 3 assets and liabilities include those financial instruments whose fair value is estimated based on non-binding broker prices or internally developed models or methodologies utilizing significant inputs not based on, or corroborated by, readily available market information. Financial instruments in this category include certain corporate securities (primarily private placements), certain mortgage and asset-backed securities, and other less liquid securities. Additionally, the Company's liabilities for embedded derivatives (including embedded derivates related to our equity-indexed annuity products and to a modified coinsurance arrangement) are classified in Level 3 since their values include significant unobservable inputs including actuarial assumptions.

     At each reporting date, we classify assets and liabilities into the three input levels based on the lowest level of input that is significant to the measurement of fair value for each asset and liability reported at fair value. This classification is impacted by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and overall market conditions. Our assessment of the significance of a particular input to the fair value measurement and the ultimate classification of each asset and liability requires judgment.

     The vast majority of our fixed maturity securities and separate account assets use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from independent pricing services, which use Level 2 inputs for the determination of fair value. Substantially all of our Level 2 fixed maturity securities and separate account assets were valued from independent pricing services. Third party pricing services normally derive the security prices through recently reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information. If there are no recently reported trades, the third party pricing services may use matrix or model processes to develop a security price where future cash flow expectations are developed and discounted at an estimated risk-adjusted market rate. The number of prices obtained is dependent on the Company's analysis of such prices as further described below.

     For securities that are not priced by pricing services and may not be reliably priced using pricing models, we obtain broker quotes. These broker quotes are non-binding and represent an exit price, but assumptions used to establish the fair value may not be observable and therefore represent Level 3 inputs. Approximately 7 percent and 1 percent of our Level 3 fixed maturity securities were valued using broker quotes or independent pricing services, respectively. The remaining Level 3 fixed maturity investments do not have readily determinable market prices and/or observable inputs. For these securities, we use internally developed valuations. Key assumptions used to determine fair value for these securities may include risk-free rates, risk premiums, performance of underlying collateral and other factors involving significant assumptions which may not be reflective of an active market. For certain investments, we use a matrix or model process to develop a security price where

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

future cash flow expectations are developed and discounted at an estimated market rate. The pricing matrix utilizes a spread level to determine the market price for a security. The credit spread generally incorporates the issuer's credit rating and other factors relating to the issuer's industry and the security's maturity. In some instances issuer-specific spread adjustments, which can be positive or negative, are made based upon internal analysis of security specifics such as liquidity, deal size, and time to maturity.

     Privately placed securities are classified as Level 3 as a result of the lack of market-observable external ratings from independent third party rating agencies, which are used as inputs to our valuation models. When valuing these securities, spreads above the risk-free rate are determined based on comparison to securities that are rated by independent third party rating agencies. When valuing these securities, the Company utilizes ratings that are generally consistent with ratings assigned by the National Association of Insurance Commissioners which are updated annually. The remaining securities classified in the Level 3 category are primarily valued based on non-binding broker quotes or internally developed models using estimated future cash flows.

     As the Company is responsible for the determination of fair value, we perform monthly quantitative and qualitative analysis on the prices received from third parties to determine whether the prices are reasonable estimates of fair value. The Company's analysis includes: (i) a review of the methodology used by third party pricing services; (ii) a comparison of pricing services' valuation to other pricing services' valuations for the same security; (iii) a review of month to month price fluctuations; (iv) a review to ensure valuations are not unreasonably stale; and (v) back testing to compare actual purchase and sale transactions with valuations received from third parties. As a result of such procedures, the Company may conclude the prices received from third parties are not reflective of current market conditions. In those instances, we may request additional pricing quotes or apply internally developed valuations. However, the number of instances is insignificant and the aggregate change in value of such investments is not materially different from the original prices received.

     The categorization of the fair value measurements of our investments priced by independent pricing services was based upon the Company's judgment of the inputs or methodologies used by the independent pricing services to value different asset classes. Such inputs include: benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers and reference data. The Company categorizes such fair value measurements based upon asset classes and the underlying observable or unobservable inputs used to value such investments.

     The classification of fair value measurements for derivative instruments, including embedded derivatives requiring bifurcation, is determined based on the consideration of several inputs including closing exchange or over-the-counter market price quotations; time value and volatility factors underlying options; market interest rates; and non-performance risk. For certain embedded derivatives, we may use actuarial assumptions in the determination of fair value.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The categorization of fair value measurements, by input level, for our fixed maturity securities, equity securities, trading securities, certain other invested assets, assets held in separate accounts and embedded derivative instruments included in liabilities for insurance products at December 31, 2008 is as follows (dollars in millions):

                                               Quoted prices
                                             in active markets Significant other   Significant
                                           for identical assets   observable      unobservable
                                              or liabilities        inputs           inputs
                                                 (Level 1)         (Level 2)        (Level 3)           Total
                                                 ---------         ---------        ---------           -----
Assets:
   Actively managed fixed maturities........        $26.1           $4,171.7            $798.1          $4,995.9
   Equity securities........................          -                  -                29.9              29.9
   Trading securities.......................          8.8              157.2               2.7             168.7
   Securities lending collateral............          -                 36.0               9.6              45.6
   Other invested assets....................          -                  (.3) (a)          2.3 (b)           2.0
   Assets held in separate accounts.........          -                 18.2               -                18.2

Liabilities:
   Liabilities for insurance products:
     Embedded derivative instruments........          -                  -               233.5 (c)         233.5

-------------
(a)  Includes derivatives.
(b)  Includes equity-like holdings in special-purpose entities.
(c) Includes $226.9 million of embedded derivatives associated with our equity-indexed annuity products and $6.6 million of embedded derivatives associated with a modified coinsurance agreement.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following table presents additional information about assets and liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value for the year ended December 31, 2008 (dollars in millions):

                                                                                                      Embedded derivative
                                               Actively                          Securities   Other  instruments included
                                             managed fixed   Equity     Trading    lending  invested  in liabilities for
                                              maturities   securities securities collateral  assets   insurance products
                                              ----------   ---------- ---------- ----------  ------   ------------------
   Beginning balance as of
       December 31, 2007.....................    $785.9       $30.4     $10.3       $23.0    $ 1.9        $(239.2)
     Purchases, sales, issuances and
       settlements, net......................     130.4         (.6)     (5.0)       (3.6)     6.5           24.8
     Total realized and unrealized gains
      (losses):
       Included in net loss..................      (7.7)        -        (2.2)        -       (5.3)         (19.1)
       Included in other comprehensive
         income (loss).......................     (95.0)         .1       -           (.3)     (.8)           -
     Transfers in and/or (out) of Level 3 (a)     (15.5)        -         (.4)       (9.5)     -              -
                                                 ------       -----     -----       -----    -----        -------

   Ending balance as of December 31, 2008....    $798.1       $29.9     $ 2.7       $ 9.6    $ 2.3        $(233.5)
                                                 ======       =====     =====       =====    =====        =======

   Amount of total gains (losses) for the year ended December 31, 2008 included in our net loss relating to assets and liabilities still held as of the reporting
     date....................................     $ -          $ -       $ -        $ -      $(5.3)       $ (19.1)
                                                  =====        ====      ====       =====    =====        =======

-----------
(a) Net transfers out of Level 3 are reported as having occurred at the beginning of the period.

     At December 31, 2008, 69 percent of our Level 3 actively managed fixed maturities were investment grade and 89 percent of our Level 3 actively managed fixed maturities consisted of corporate securities.

     Realized and unrealized investment gains and losses presented in the preceding table represent gains and losses during the time the applicable financial instruments were classified as Level 3.

     Realized and unrealized gains (losses) on Level 3 assets are primarily reported in either net investment income for policyholder and reinsurer accounts and other special purpose portfolios, net realized investment gains (losses) or insurance policy benefits within the consolidated statement of operations or other comprehensive income (loss) within shareholders' equity based on the appropriate accounting treatment for the instrument.

     Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases and sales of fixed maturity, equity and trading securities, purchases and settlements of derivative instruments, and changes to embedded derivative instruments related to insurance products resulting from the issuance of new contracts, or changes to existing contracts.

     We review the fair value hierarchy classifications each reporting period. Transfers in and/or (out) of Level 3 in 2008 were primarily due to changes in the observability of the valuation attributes resulting in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur.

     The amount presented for gains (losses) included in our net loss for assets and liabilities still held as of the reporting date

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

primarily represents impairments for actively managed fixed maturities, changes in fair value of trading securities and certain derivatives and changes in fair value of embedded derivative instruments included in liabilities for insurance products that exist as of the reporting date.

     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     Preferred stock of affiliates. The issuers, which are subsidiaries of Conseco, may redeem the preferred stock at any time at the redemption price plus accrued and unpaid dividends. The estimated fair value of these investments approximates such redemption amounts.

     Cash and cash equivalents. The carrying amount for these instruments approximates their estimated fair value.

     Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations. The market value of policy loans approximates their carrying value.

     Other invested assets. We use quoted market prices, where available. When quotes are not available, we estimate the fair value based on discounted future expected cash flows or independent transactions which establish a value for our investment.

     Insurance liabilities for interest-sensitive products. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     Investment borrowings. The estimated fair values are assumed to approximate carrying values.

     The estimated fair values of our financial instruments at December 31, 2008 and 2007, were as follows (dollars in millions):

                                                                                      2008                   2007
                                                                               -------------------    ------------------
                                                                               Carrying      Fair     Carrying     Fair
                                                                                Amount       Value     Amount      Value
                                                                                ------       -----     ------      -----
                                                                                                         (As restated)
Financial assets:
   Actively managed fixed maturities.......................................    $4,995.9   $4,995.9    $5,887.2   $5,887.2
   Preferred stock of affiliates...........................................        30.9       30.9        50.5       50.5
   Mortgage loans..........................................................       760.8      747.5       757.8      780.1
   Policy loans............................................................       307.9      307.9       315.3      315.3
   Trading securities......................................................       168.7      168.7       290.2      290.2
   Securities lending collateral...........................................       111.9      111.9       118.5      118.5
   Other invested assets...................................................        50.9       50.9        83.7       83.7
   Cash and cash equivalents...............................................        71.2       71.2       125.9      125.9

Financial liabilities:
   Insurance liabilities for interest-sensitive products (a)...............     6,945.2    6,945.2     7,367.8    7,367.8
   Investment borrowings...................................................       455.9      455.9       460.6      460.6

--------------------
(a) The estimated fair value of insurance liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 2008 and 2007. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Sales Inducements

     Certain of our annuity products offer sales inducements to contract holders in the form of enhanced crediting rates or bonus payments in the initial period of the contract. Certain of our life insurance products offer persistency bonuses credited to the contract holders balance after the policy has been outstanding for a specified period of time. These enhanced rates and persistency bonuses are considered sales inducements under Statement of Position 03-01 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". Such amounts are deferred and amortized in the same manner as the cost of policies produced. Sales inducements deferred totaled $21.3 million, $32.6 million and $46.0 million in 2008, 2007 and 2006, respectively. Amounts amortized totaled $14.8 million, $9.0 million and $11.9 million in 2008, 2007 and 2006, respectively. The unamortized balance of deferred sales inducements was $105.4 million and $98.9 million at December 31, 2008 and 2007, respectively. The balance of insurance liabilities for persistency bonus benefits was $182.4 million and $240.5 million at December 31, 2008 and 2007, respectively.

     Recently Issued Accounting Standards

     Pending Accounting Standards

     In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FAS 162" ("SFAS 168"). SFAS 168 will become the source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. We do not expect the adoption of SFAS 168 to have any impact on our consolidated financial statements.

     In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167 "Amendments to FASB Interpretation No. 46 (R)" ("SFAS 167") to require an entity to perform a qualitative analysis to determine whether a primary beneficiary interest is held in a VIE. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. SFAS 167 also requires ongoing reassessments to determine whether a primary beneficiary interest is held and additional disclosures, including the financial statement effects of the entity's involvement with VIEs. SFAS 167 will be effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. The Company is in the process of evaluating the impact SFAS 167 will have on its consolidated financial statements.

     In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, "Accounting for Transfers of Financial Assets - an Amendment of FASB Statement No. 140" ("SFAS 166"). SFAS 166 is intended to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets. SFAS 166 must be applied as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. SFAS 166 must be applied to transfers occurring on or after the effective date. Additionally, on or after the effective date, the concept of a qualifying special-purpose entity is no longer relevant for accounting purposes. Therefore, formerly qualifying special-purpose entities (as defined under previous accounting standards) should be evaluated for consolidation by reporting entities on and after the effective date in accordance with the applicable consolidation guidance. If the evaluation on the effective date results in consolidation, the reporting entity should apply the transition guidance provided in the pronouncement that requires consolidation. We do not expect the adoption of SFAS 166 to have a material impact on our consolidated financial statements.

     In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, "Subsequent Events" ("SFAS 165"). SFAS 165 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

but before financial statements are issued or are available to be issued. In particular, SFAS 165 sets forth: (i) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements; and (iii) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. The requirements of SFAS 165 are applied on a prospective basis to interim or annual financial periods ending after June 15, 2009. We do not expect the adoption of SFAS 165 to have a material affect on our consolidated financial statements.

     On April 9, 2009, the FASB issued FSP No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments" ("FSP FAS 115-2"). FSP FAS 115-2 provides new guidance on the recognition and presentation of an other-than-temporary impairment and requires additional disclosures. The recognition provision within FSP FAS 115-2 applies only to fixed maturity investments that are subject to the other-than-temporary impairments. If an entity intends to sell or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is other-than-temporarily impaired and the full amount of the impairment is recognized as a loss through earnings. Otherwise, losses on securities which are other-than-temporarily impaired are separated into: (i) the portion of loss which represents the credit loss; and (ii) the portion which is due to other factors. The credit loss portion is recognized as a loss through earnings while the loss due to other factors is recognized in other comprehensive loss, net of taxes and related amortization. FSP FAS 115-2 requires a cumulative effect adjustment to accumulated deficit and a corresponding adjustment to accumulated other comprehensive loss to reclassify the non-credit portion of previously other-than-temporarily impaired securities which were held at the beginning of the period of adoption and for which we do not intend to sell and it is more likely than not that we will not be required to sell such securities before recovery of the amortized cost basis. FSP FAS 115-2 is effective for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. We do not expect the adoption of FSP FAS 115-2 to have a material affect on our consolidated financial statements.

     On April 9, 2009, the FASB issued FSP No. FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions that Are Not Orderly" ("FSP FAS 157-4"). FSP FAS 157-4 amends SFAS 157 to provide additional guidance on estimating fair value when the volume and level of activity for an asset or liability have significantly decreased in relation to normal market activity for the asset or liability and clarifies that the use of multiple valuation techniques may be appropriate. FSP FAS 157-4 also provides additional guidance on circumstances that may indicate a transaction is not orderly. The guidance re-emphasizes that fair value continues to be the exit price in an orderly market. Further, this FSP requires additional disclosures about fair value measurement in annual and interim reporting periods. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009 with early adoption permitted. We do not expect the adoption of FSP FAS 157-4 to have a material affect on our consolidated financial statements.

     On April 9, 2009, the FASB issued FSP No. FAS 107-1 and APB 28-1, "Interim Disclosures About Fair Value of Financial Instruments" ("FSP FAS 107-1"). FSP FAS 107-1 requires that the fair value of financial instruments be disclosed in an entity's financial statements in both interim and annual periods. The FSP also requires disclosure of methods and assumptions used to estimate fair values. FSP FAS 107-1 is effective for interim reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. We do not expect the adoption of FSP FAS 107-1 to have a material affect on our consolidated financial statements.

     In June 2008, the FASB issued Emerging Issues Task Force No. 07-5 "Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") specifies that a contract (that would otherwise meet the definition of a derivative under SFAS 133) issued or held by the reporting entity that is both indexed to its own stock and classified in stockholders' equity in its statement of financial position should not be considered a derivative financial instrument for purposes of applying SFAS 133. EITF 07-5 provides guidance for determining whether an equity-linked financial instrument (or an embedded feature) is indexed to an entity's own stock, using a two-step approach. First, the instrument's contingent exercise provisions, if any, must be evaluated, followed by an evaluation of the instrument's settlement provisions. The guidance in EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. EITF 07-5 is not expected to have a material impact on our consolidated financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     In May 2008, the FASB issued Statement of Financial Accounting Standards No. 163, "Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60" ("SFAS 163"). The scope of SFAS 163 is limited to financial guarantee insurance (and reinsurance) contracts issued by enterprises that are included within the scope of SFAS 60 and that are not accounted for as derivative instruments. SFAS 163 excludes from its scope insurance contracts that are similar to financial guarantee insurance such as mortgage guaranty insurance and credit insurance on trade receivables. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise's risk-management activities, which are effective for the first period (including interim periods) beginning after May 2008. Except for certain disclosures, earlier application is not permitted. The Company does not have financial guarantee insurance products, and, accordingly does not expect the issuance of SFAS 163 to have an effect on the Company's consolidated financial condition and results of operations.

     In May 2008, the FASB issued Statement of Financial Accounting Standards No. 162, "The Hierarchy of Generally Accepted Accounting Principles" ("SFAS 162"). Under SFAS 162, the GAAP hierarchy will now reside in the accounting literature established by the FASB. SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements in conformity with GAAP. SFAS 162 is effective 60 days following the SEC's approval of the Public Company Accounting Oversight Board Auditing amendments to AU Section 411, "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles." SFAS 162 is not expected to have a material impact on our consolidated financial statements.

     In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosure about Derivative Instruments and Hedging Activities, an Amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is not expected to have a material impact on our consolidated financial statements.

     In February 2008, the FASB issued FASB Staff Position FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"). FSP 157-2 delays the effective date (to fiscal years beginning after November 15, 2008) of SFAS 157 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The Company does not expect it to have a material effect on its consolidated financial position, results of operations or cash flows.

     In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51" ("SFAS 160"), which establishes new standards governing the accounting for and reporting of noncontrolling interests (previously referred to as minority interests). SFAS 160 establishes reporting requirements which include, among other things, that noncontrolling interests be reflected as a separate component of equity, not as a liability. It also requires that the interests of the parent and the noncontrolling interest be clearly identifiable. Additionally, increases and decreases in a parent's ownership interest that leave control intact shall be reflected as equity transactions, rather than step acquisitions or dilution gains or losses. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008 and early adoption is prohibited. We do not expect the initial adoption of SFAS 160 to be material to our financial position or results of operations.

     In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141 (revised 2007), "Business Combinations" ("SFAS 141R"). SFAS 141R requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in a transaction at the acquisition date fair value, with certain exceptions. Additionally, SFAS 141R requires changes to the accounting treatment of acquisition related items, including, among other items, transaction costs, contingent consideration, restructuring costs, indemnification assets and tax benefits. SFAS 141R also provides for a substantial number of new disclosure requirements. SFAS 141R is effective for business combinations initiated on or after the first annual reporting period beginning after December 15, 2008 and early adoption is prohibited. We expect that SFAS 141R will have an impact on our accounting for future business combinations once the statement is adopted but the effect is dependent upon acquisitions, if any, that are made in the future. In addition, SFAS 141R changes the previous requirement that reductions in a valuation allowance for deferred tax assets established in conjunction with the implementation of fresh-start accounting be recognized as a direct increase to additional paid-in capital. Instead, the revised standard requires that any such reduction be

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

reported as a decrease to income tax expense through the consolidated statement of operations. Accordingly, any reductions to our valuation allowance for deferred tax assets will be reported as a decrease to income tax expense, after the effective date of SFAS 141R.

     Adopted Accounting Standards

     In January 2009, the FASB issued FASB Staff Position No. EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20," ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the impairment guidance of Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment of Purchased Beneficial Interest and Beneficial Interest that Continue to Be Held by a Transferor in Securitized Financial Assets," by removing the exclusive reliance upon market participant assumptions about future cash flows when evaluating impairment of securities within its scope. FSP EITF 99-20-1 requires companies to follow the impairment guidance in Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115"), which permits the use of reasonable management judgment of the probability that the holder will be unable to collect all amounts due. FSP EITF 99-20-1 is effective prospectively for interim and annual reporting periods ending after December 15, 2008. The Company adopted FSP EITF 99-20-1 on December 31, 2008 and the adoption did not have a material effect on the Company's consolidated financial statements.

     In October 2008, the FASB issued FASB Staff Position FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP 157-3"). FSP 157-3 clarifies the application of SFAS 157 in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements in accordance with SFAS 157. FSP 157-3 is effective upon issuance, including prior periods for which financial statements have not been issued. Accordingly, the Company adopted this guidance effective December 31, 2008. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial statements.

     In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115" ("SFAS 159"). SFAS 159 allows entities to choose to measure many financial instruments and certain other items, including insurance contracts, at fair value (on an instrument-by-instrument basis) that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. We adopted SFAS 159 on January 1, 2008. We did not elect the fair value option for any of our financial assets or liabilities.

     In September 2006, the FASB issued SFAS 157. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures of fair value measurements. We adopted SFAS 157 on January 1, 2008, except as further described below. SFAS 157 required us to value the embedded derivatives associated with our equity-indexed annuity products reflecting a hypothetical market perspective for fair value measurement. We recorded a charge of $.5 million to net income (after the effects of the amortization of insurance acquisition costs and income taxes) attributable to changes in the fair value of the embedded derivative as a result of adopting SFAS 157.

     In April 2007, FASB issued Interpretation 39-1 "Amendment of FASB Interpretation No. 39" ("FIN 39-1"). FIN 39-1 amends FIN 39, "Offsetting of Amounts Related to Certain Contracts", to allow fair value amounts recognized for collateral to be offset against fair value amounts recognized for derivative instruments that are executed with the same counterparty under certain circumstances. FIN 39-1 also requires an entity to disclose the accounting policy decision to offset, or not to offset, fair value amounts in accordance with FIN 39-1, as amended. We do not, and have not previously, offset the fair value amounts recognized for derivatives with the amounts recognized as collateral. All collateral is maintained in a tri-party custodial account. At December 31, 2008, $6.2 million of derivative liabilities have been offset against derivative assets executed with the same counterparty under master netting arrangements. We adopted FIN 39-1 on January 1, 2008.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

4.   INVESTMENTS

     At December 31, 2008, the amortized cost and estimated fair value of actively managed fixed maturity securities and preferred stock of affiliates were as follows (dollars in millions):

                                                                                        Gross         Gross      Estimated
                                                                          Amortized    unrealized  unrealized      fair
                                                                            cost          gains      losses        value
                                                                            ----          -----      ------        -----
Investment grade (a):
   Corporate securities................................................    $3,947.0       $21.5      $(619.4)     $3,349.1
   United States Treasury securities and obligations of
     United States government corporations and agencies................        50.8         5.5          -            56.3
   States and political subdivisions...................................       111.7          .1        (12.6)         99.2
   Debt securities issued by foreign governments.......................         2.9          .1          (.4)          2.6
   Asset-backed securities.............................................       108.4         -          (29.9)         78.5
   Collateralized debt obligations.....................................        45.1          .1        (13.2)         32.0
   Commercial mortgage-backed securities...............................       148.2          .3        (53.4)         95.1
   Mortgage pass-through securities....................................        27.3          .3          (.2)         27.4
   Collateralized mortgage obligations.................................       863.6        14.9       (105.1)        773.4
                                                                           --------       -----      -------      --------

       Total investment grade actively managed fixed maturities........     5,305.0        42.8       (834.2)      4,513.6
                                                                           --------       -----      -------      --------

Below-investment grade (a):
   Corporate securities................................................       474.4        14.4        (87.7)        401.1
   States and political subdivisions...................................         1.4         -            (.1)          1.3
   Debt securities issued by foreign governments.......................         1.2         -            -             1.2
   Collateralized debt obligations.....................................        40.0         -          (14.5)         25.5
   Commercial mortgage-backed securities...............................         7.8         -           (1.0)          6.8
   Collateralized mortgage obligations.................................       106.4         -          (60.0)         46.4
                                                                           --------       -----      -------      --------

       Total below-investment grade actively
         managed fixed maturities......................................       631.2        14.4       (163.3)        482.3
                                                                           --------       -----      -------      --------

   Total actively managed fixed maturities.............................    $5,936.2       $57.2      $(997.5)     $4,995.9
                                                                           ========       =====      =======      ========

Preferred stock of affiliates..........................................       $41.0       $  -        $(10.1)        $30.9
                                                                              =====       =====       ======         =====

---------------
(a) Investment ratings - The Securities Valuation Office ("SVO") of the National Association of Insurance Commissioners (the "NAIC") evaluates fixed maturity investments for regulatory reporting purposes and assigns securities to one of six investment categories called "NAIC Designations". The NAIC ratings are similar to the rating agency descriptions of the Nationally Recognized Statistical Rating Organization ("NRSROs"). NAIC designations of "1" or "2" include fixed maturities generally rated investment grade (rated "Baaa3" or higher by Moody's Investor Service, Inc. ("Moody's") or rated "BBB-" or higher by S&P and Fitch Ratings ("Fitch")). NAIC Designations of "3" through "6" are referred to as below investment grade (which generally are rated "Ba1" or lower by Moody's or rated "BB+" or lower by S&P and Fitch). As a result of time lags between the funding of investments, the finalization of legal documents and the completion of the SVO filing process, our fixed maturities generally include securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of the SVO ratings, the classification of these securities by NAIC Designation is based on the expected ratings as determined by the Company. References to investment grade or below investment grade throughout our consolidated financial statements are based on NAIC Designations.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     At December 31, 2007, the amortized cost and estimated fair value of actively managed fixed maturity securities and preferred stock of affiliates were as follows (dollars in millions):

                                                                                             As restated
                                                                          ------------------------------------------------
                                                                                        Gross         Gross      Estimated
                                                                          Amortized    unrealized   unrealized     fair
                                                                            cost          gains       losses       value
                                                                            ----          -----       ------       -----
Investment grade:
   Corporate securities................................................    $3,909.9       $36.0      $(105.8)     $3,840.1
   United States Treasury securities and obligations of
     United States government corporations and agencies................       166.2        11.1          (.3)        177.0
   States and political subdivisions...................................       107.8         1.1         (1.6)        107.3
   Debt securities issued by foreign governments.......................         4.8          .2          -             5.0
   Asset-backed securities.............................................       123.7          .1         (8.9)        114.9
   Collateralized debt obligations.....................................        43.7         -           (2.1)         41.6
   Commercial mortgage-backed securities...............................       146.0          .9         (6.3)        140.6
   Mortgage pass-through securities....................................        35.4          .1          (.1)         35.4
   Collateralized mortgage obligations.................................     1,009.0         1.8        (21.8)        989.0
                                                                           --------       -----      -------      --------

       Total investment grade actively managed fixed maturities........     5,546.5        51.3       (146.9)      5,450.9
                                                                           --------       -----      -------      --------

Below-investment grade:
   Corporate securities................................................       432.6         1.1        (22.5)        411.2
   States and political subdivisions...................................         5.5         -           (1.0)          4.5
   Debt securities issued by foreign governments.......................         1.6         -            -             1.6
   Collateralized debt obligations.....................................         4.7         -           (1.0)          3.7
   Commercial mortgage-backed securities...............................         7.7         -            (.4)          7.3
   Collateralized mortgage obligations.................................         9.2         -           (1.2)          8.0
                                                                           --------       -----      -------      --------

       Total below-investment grade actively
         managed fixed maturities......................................       461.3         1.1        (26.1)        436.3
                                                                           --------       -----      -------      --------

     Total actively managed fixed maturities...........................    $6,007.8       $52.4      $(173.0)     $5,887.2
                                                                           ========       =====      =======      ========

Preferred stock of affiliates..........................................       $42.7        $7.8        $  -          $50.5
                                                                              =====        ====        =====         =====

     At December 31, 2008, the amortized cost of the Company's below-investment grade fixed maturity securities was $631.2 million, or 11 percent of the Company's fixed maturity portfolio. The estimated fair value of the below-investment grade portfolio was $482.3 million, or 76 percent of the amortized cost.

     Below-investment grade securities have different characteristics than investment grade corporate debt securities. Based on historical performance, risk of default by the borrower is significantly greater for below-investment grade securities and in many cases, severity of loss is relatively greater as such securities are generally unsecured and often subordinated to other indebtedness of the issuer. Also, issuers of below-investment grade securities usually have higher levels of debt and may be more financially leveraged, hence, all other things being equal, more sensitive to adverse economic conditions, such as recession or increasing interest rates. The Company attempts to reduce the overall risk related to its investment in below-investment grade securities, as in all investments, through careful credit analysis, strict investment policy guidelines, and diversification by issuer and/or guarantor and by industry.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following table summarizes the carrying values of our actively managed fixed maturity securities by category as of December 31, 2008 (dollars in millions):

                                                                                                              Percent of
                                                                                                Gross            gross
                                                                            Percent of       unrealized       unrealized
                                                       Carrying value    fixed maturities      losses           losses
                                                       --------------    ----------------      ------           ------
   Collateralized mortgage obligations...........           $  819.8           16.4%           $(165.1)           16.5%
   Utilities.....................................              433.4            8.7              (60.8)            6.1
   Energy/pipelines..............................              410.1            8.2              (87.8)            8.8
   Food/beverage.................................              321.5            6.4              (34.5)            3.5
   Banks.........................................              310.1            6.2              (79.1)            7.9
   Healthcare/pharmaceuticals....................              231.4            4.6              (25.9)            2.6
   Insurance.....................................              223.0            4.5              (74.0)            7.4
   Cable/media...................................              203.1            4.1              (39.6)            4.0
   Telecom.......................................              171.8            3.4              (21.8)            2.2
   Real estate/REITs.............................              158.0            3.2              (73.7)            7.4
   Brokerage.....................................              153.9            3.1              (27.1)            2.7
   Transportation................................              119.5            2.4              (13.5)            1.3
   Commercial mortgage-backed securities.........              101.9            2.0              (54.4)            5.4
   Building materials............................              101.2            2.0              (38.3)            3.8
   States and political subdivisions.............              100.5            2.0              (12.7)            1.3
   Capital goods.................................               98.7            2.0              (12.8)            1.3
   Aerospace/defense.............................               96.3            1.9               (2.8)             .3
   Technology....................................               81.0            1.6              (12.5)            1.3
   Asset-backed securities.......................               78.5            1.6              (29.9)            3.0
   Collateralized debt obligations...............               57.5            1.2              (27.7)            2.8
   Other.........................................              724.7           14.5             (103.5)           10.4
                                                            --------          -----            -------           -----

      Total actively managed fixed maturities....           $4,995.9          100.0%           $(997.5)          100.0%
                                                            ========          =====            =======           =====

     Accumulated other comprehensive loss is primarily comprised of the net effect of unrealized appreciation (depreciation) on our investments. These amounts, included in shareholder's equity as of December 31, 2008 and 2007, were as follows (dollars in millions):

                                                                                                2008               2007
                                                                                                ----               ----
                                                                                                               (As restated)
Net unrealized depreciation on investments...............................................     $(954.5)           $(112.1)
Adjustment to value of policies inforce at the Effective Date............................        14.3                1.0
Adjustment to cost of policies produced..................................................        29.2                6.2
Deferred income tax asset................................................................       327.0               38.1
                                                                                              -------            -------

       Accumulated other comprehensive loss..............................................     $(584.0)           $ (66.8)
                                                                                              =======            =======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 2008, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, collateralized debt obligations, commercial mortgage-backed securities, mortgage pass-through securities and collateralized mortgage obligations are collectively referred to as "structured securities". Many of the structured securities shown below provide for periodic payments throughout their lives (dollars in millions).

                                                                                                                 Estimated
                                                                                                   Amortized       fair
                                                                                                     cost          value
                                                                                                     ----          -----
Due in one year or less........................................................................    $   57.4      $   56.8
Due after one year through five years..........................................................       500.5         442.0
Due after five years through ten years.........................................................     1,806.6       1,512.6
Due after ten years............................................................................     2,224.9       1,899.4
                                                                                                   --------      --------

     Subtotal..................................................................................     4,589.4       3,910.8

Structured securities..........................................................................     1,346.8       1,085.1
                                                                                                   --------      --------

        Total actively managed fixed maturities ...............................................    $5,936.2      $4,995.9
                                                                                                   ========      ========


     Net investment income consisted of the following (dollars in millions):

                                                                                                     As restated
                                                                                                --------------------
                                                                                 2008           2007            2006
                                                                                 ----           ----            ----
Fixed maturities...........................................................     $362.3         $496.1          $504.1
Trading income related to policyholder and
   reinsurer accounts and other special-purpose portfolios.................      (11.5)          (9.7)            7.6
Preferred stock of affiliates..............................................        3.8            5.0             4.6
Mortgage loans.............................................................       48.0           51.5            52.4
Policy loans...............................................................       20.3           23.2            21.9
Change in value of options related
   to equity-indexed products..............................................      (28.4)          (1.2)           26.0
Other invested assets......................................................       10.3            4.7            10.5
Cash and cash equivalents..................................................        2.7            7.6             5.4
                                                                                ------         ------          ------

   Gross investment income.................................................      407.5          577.2           632.5
Less investment expenses...................................................        5.7            7.2             8.6
                                                                                ------         ------          ------

     Net investment income.................................................     $401.8         $570.0          $623.9
                                                                                ======         ======          ======

     The estimated fair value of fixed maturity investments and mortgage loans not accruing investment income totaled $1.9 million at December 31, 2008. We had no fixed maturity investments or mortgage loans that were not accruing investment income at December 31, 2007.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Net realized investment gains (losses) were included in revenue as follows (dollars in millions):

                                                                                                    As restated
                                                                                               --------------------
                                                                                2008           2007           2006
                                                                                ----           ----           ----
Fixed maturities:
   Gross gains.............................................................    $ 41.5        $  33.3           $ 24.5
   Gross losses............................................................     (62.6)         (75.4)           (39.1)
   Other-than-temporary declines in fair value.............................     (50.4)         (80.4)            (5.5)
                                                                               ------        -------           ------

       Net realized investment losses from fixed maturities................     (71.5)        (122.5)           (20.1)

Other-than-temporary declines in fair value of equity
   securities and other invested assets....................................      (2.8)          (6.0)           (10.3)
Mortgages..................................................................       2.1            (.2)              .4
Other......................................................................      (5.1)           (.5)             2.6
                                                                               ------        -------           ------

     Net realized investment losses........................................    $(77.3)       $(129.2)          $(27.4)
                                                                               ======        =======           ======

     During 2008, we recognized net realized investment losses of $77.3 million, which were comprised of $24.1 million of net losses from the sales of investments (primarily fixed maturities), and $53.2 million of writedowns of investments for other than temporary declines in fair value (no single investment accounted for more that $7 million of such writedowns). During 2007, net realized investment losses included: (i) $42.8 million of net losses from the sales of investments (primarily fixed maturities) with proceeds of $2.6 billion; (ii) $12.7 million of writedowns of investments for other than temporary declines in fair value (no single investment accounted for more than $5.0 million of such writedowns); and (iii) $73.7 million of writedowns of investments (which were subsequently transferred pursuant to a coinsurance agreement as further discussed in the note to the consolidated financial statements entitled "Summary of Significant Accounting Policies - Reinsurance") as a result of our intent not to hold such investments for a period of time sufficient to allow for any anticipated recovery in value. During 2006, we recognized net realized investment losses of $27.4 million, which were comprised of $11.6 million of net losses from the sales of investments (primarily fixed maturities) with proceeds of $2.3 billion, and $15.8 million of writedowns of investments for other than temporary declines in fair value. At December 31, 2008, fixed maturity securities in default as to the payment of principal or interest had both an aggregate amortized cost and carrying value of $1.9 million. At December 31, 2008, we had no mortgage loans that were 90 days or more past due as to the payment of principal or interest.

     Our fixed maturity investments are generally purchased in the context of a long-term strategy to fund insurance liabilities, so we do not generally seek to purchase and sell such securities to generate short-term realized gains. In certain circumstances, including those in which securities are selling at prices which exceed our view of their underlying economic value, and it is possible to reinvest the proceeds to better meet our long-term asset-liability objectives, we may sell certain securities. During 2008, we sold $.3 billion of fixed maturity investments which resulted in gross investment losses (before income taxes) of $62.6 million. We sell securities at a loss for a number of reasons including, but not limited to; (i) changes in the investment environment; (ii) expectation that the market value could deteriorate further; (iii) desire to reduce our exposure to an issuer or an industry; (iv) changes in credit quality; or (v) changes in expected liability cash flows.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following summarizes the investments sold at a loss during 2008 which had been continuously in an unrealized loss position exceeding 20 percent of the amortized cost basis prior to the sale for the period indicated (dollars in millions):

                                                                                 At date of sale
                                                                                -----------------
                                                                   Number of    Amortized    Fair
       Period                                                       issuers       cost       value
       ------                                                       -------       ----       -----
       Less than 6 months prior to sale........................       23          $52.6      $19.9
       Greater than or equal to 6 and less than 12 months
         prior to sale ........................................        3           22.6       11.8
       Greater than 12 months..................................        2            5.0        1.0
                                                                      --          -----      -----

                                                                      28          $80.2      $32.7
                                                                      ==          =====      =====

     We regularly evaluate our investments for possible impairment. When we conclude that a decline in a security's net realizable value is other than temporary, the decline is recognized as a realized loss and the cost basis of the security is reduced to its estimated fair value.

     Our assessment of whether unrealized losses are "other than temporary" requires significant judgment. Factors considered include: (i) the extent to which market value is less than the cost basis; (ii) the length of time that the market value has been less than cost; (iii) whether the unrealized loss is event driven, credit-driven or a result of changes in market interest rates or risk premium; (iv) the near-term prospects for fundamental improvement in specific circumstances likely to affect the value of the investment; (v) the investment's rating and whether the investment is investment-grade and/or has been downgraded since its purchase; (vi) whether the issuer is current on all payments in accordance with the contractual terms of the investment and is expected to meet all of its obligations under the terms of the investment; (vii) our ability and intent to hold the investment for a period of time sufficient to allow for a full recovery in value; (viii) the underlying current and prospective asset and enterprise values of the issuer and the extent to which the recoverability of the carrying value of our investment may be affected by changes in such values;
(ix) unfavorable changes in cash flows on structured securities including mortgage-backed and asset-backed securities; and (x) other subjective factors.

     Future events may occur, or additional information may become available, which may necessitate future realized losses of securities in our portfolio. Significant losses in the fair values of our investments could have a material adverse effect on our earnings in future periods.

     The following table sets forth the amortized cost and estimated fair value of those actively managed fixed maturities with unrealized losses at December 31, 2008, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Many of the structured securities shown below provide for periodic payments throughout their lives (dollars in millions):

                                                                                                            Estimated
                                                                                             Amortized        fair
                                                                                               cost           value
                                                                                             ---------      ---------
Due in one year or less..................................................................    $   52.8        $   52.2
Due after one year through five years....................................................       450.4           389.4
Due after five years through ten years...................................................     1,649.9         1,344.7
Due after ten years......................................................................     1,788.2         1,434.8
                                                                                             --------        --------

   Subtotal..............................................................................     3,941.3         3,221.1

Structured securities....................................................................       889.3           612.0
                                                                                             --------        --------

   Total.................................................................................    $4,830.6        $3,833.1
                                                                                             ========        ========

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following summarizes the investments in our portfolio rated below-investment grade which have been continuously in an unrealized loss position exceeding 20 percent of the cost basis for the period indicated as of December 31, 2008 (dollars in millions):

                                                           Number             Cost          Unrealized         Estimated
       Period                                            of issuers           basis            loss           fair value
       ------                                            ----------           -----            ----           ----------
       Less than 6 months.............................       101             $315.1          $(139.7)           $175.4
       Greater than or equal to
         6 months and less
         than 12 months...............................        11               33.9            (13.7)             20.2
       Greater than 12 months.........................         2                1.0              (.4)               .6
                                                             ---             ------          -------            ------

                                                             114             $350.0          $(153.8)           $196.2
                                                             ===             ======          =======            ======

     At December 31, 2008, we held five individual non-investment grade collateralized mortgage-backed securities that had a cost basis of $94.9 million, an estimated fair value of $35.9 million and unrealized losses of $59.0 million. As of December 31, 2008, these securities had been in an unrealized loss position exceeding 30 percent of cost for one to five months. These securities are senior tranches in their respective securitization structures which hold standard and Alt-A residential mortgages originating in 2006 and 2007. These securities were rated NAIC 3 or NAIC 4 at December 31, 2008, following ratings downgrades by one nationally recognized rating agency. Given current market conditions, limited trading of these securities and the recent rating actions, the estimated fair value of these securities has declined. We believe the decline is largely due to widening credit spreads and high premium for liquidity that existed at December 31, 2008. We have examined the performance of the underlying collateral and expect that our investments will continue to perform in accordance with the contractual terms.

     Our investment strategy is to maximize, over a sustained period and within acceptable parameters of risk, investment income and total investment return through active investment management. Accordingly, we may sell securities at a gain or a loss to enhance the total return of the portfolio as market opportunities change or to better match certain characteristics of our investment portfolio with the corresponding characteristics of our insurance liabilities. While we have both the ability and intent to hold securities with unrealized losses until they mature or recover in value, we may sell securities at a loss in the future because of actual or expected changes in our view of the particular investment, its industry, its type or the general investment environment.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities have been in a continuous unrealized loss position, at December 31, 2008 (dollars in millions):

                                             Less than 12 months       12 months or greater             Total
                                           ----------------------     ---------------------       -----------------
                                           Fair        Unrealized     Fair       Unrealized       Fair   Unrealized
     Description of securities             value         losses       value        losses         value    losses
     -------------------------             -----         ------       -----        ------         -----    ------
     United States Treasury securities
        and obligations of United
        States government
        corporations and agencies......    $    -        $   -      $    1.3       $   -         $    1.3    $   -
     States and political subdivisions.        53.7         (7.2)       33.4          (5.5)          87.1      (12.7)
     Debt securities issued by
        foreign governments............         1.1          -           1.7           (.4)           2.8        (.4)
     Corporate securities..............     1,812.1       (264.6)    1,317.7        (442.5)       3,129.8     (707.1)
     Asset-backed securities...........        22.0         (5.7)       56.5         (24.2)          78.5      (29.9)
     Collateralized debt obligations...        25.4         (7.1)       28.1         (20.6)          53.5      (27.7)
     Commercial mortgage-backed
        securities.....................        40.6        (10.5)       56.0         (43.9)          96.6      (54.4)
     Mortgage pass-through securities..        11.0          (.2)         .3           -             11.3        (.2)
     Collateralized mortgage
        obligations....................       193.2        (38.1)      179.0        (127.0)         372.2     (165.1)
                                           --------      -------    --------       -------       --------    -------

     Total actively managed
        fixed maturities...............    $2,159.1      $(333.4)   $1,674.0       $(664.1)      $3,833.1    $(997.5)
                                           ========      =======    ========       =======       ========    =======

     The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities have been in a continuous unrealized loss position, at December 31, 2007 (dollars in millions):

                                                                           As restated
                                           ------------------------------------------------------------------------
                                             Less than 12 months       12 months or greater              Total
                                           ----------------------     ---------------------       -----------------
                                           Fair        Unrealized     Fair       Unrealized       Fair   Unrealized
     Description of securities             value         losses       value        losses         value    losses
     -------------------------             -----         ------       -----        ------         -----    ------
     United States Treasury securities
        and obligations of United
        States government
        corporations and agencies......    $    4.9       $  -      $   19.4        $  (.3)      $   24.3    $   (.3)
     States and political subdivisions.        28.0         (1.3)       30.3          (1.3)          58.3       (2.6)
     Debt securities issued by
        foreign governments............          .2          -           -             -               .2        -
     Corporate securities..............     1,625.9        (59.6)      995.0         (68.7)       2,620.9     (128.3)
     Asset-backed securities...........        82.9         (6.5)       24.1          (2.4)         107.0       (8.9)
     Collateralized debt obligations...        26.4         (1.3)       18.9          (1.8)          45.3       (3.1)
     Commercial mortgage-backed
        securities.....................        43.4         (4.5)       29.0          (2.2)          72.4       (6.7)
     Mortgage pass-through securities..         9.3          -          13.1           (.1)          22.4        (.1)
     Collateralized mortgage
        obligations....................       394.3        (11.5)      373.7         (11.5)         768.0      (23.0)
                                           --------       ------    --------        ------       --------    -------

     Total actively managed
        fixed maturities...............    $2,215.3       $(84.7)   $1,503.5        $(88.3)      $3,718.8    $(173.0)
                                           ========       ======    ========        ======       ========    =======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Based on management's current assessment of investments with unrealized losses at December 31, 2008, the Company believes the issuers of the securities will continue to meet their obligations. While we have both the ability and intent to hold securities in unrealized loss positions until they recover, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield, duration and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which the intent to hold the securities to recovery no longer exists.

     Commercial Mortgage Loans

     At December 31, 2008, the mortgage loan balance was primarily comprised of commercial loans. Approximately 8 percent, 7 percent, 7 percent, 7 percent and 7 percent of the mortgage loan balance were on properties located in Indiana, Minnesota, California, Ohio and Florida, respectively. No other state comprised greater than 5 percent of the mortgage loan balance. Less than one percent of the commercial loan balance was noncurrent at December 31, 2008. Our allowance for loss on mortgage loans was nil and $2.1 million at December 31, 2008 and 2007, respectively.

     Other Investment Disclosures

     The Company participates in a securities lending program whereby certain fixed maturity securities from our investment portfolio are loaned to third parties via a lending agent for a short period of time. We maintain ownership of the loaned securities. We require collateral equal to 102 percent of the market value of the loaned securities. The collateral is invested by the lending agent in accordance with our guidelines. The fair value of the loaned securities is monitored on a daily basis with additional collateral obtained as necessary. Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2008 and 2007, the fair value of the loaned securities was $110.1 million and $119.6 million, respectively. As of December 31, 2008 and 2007, the Company had received collateral of $115.6 million and $119.4 million, respectively. Income generated from the program, net of expenses is recorded as net investment income and totaled $.7 million, $.4 million and $.5 million in 2008, 2007 and 2006, respectively. In 2008, we changed our presentation of collateral held in conjunction with the securities lending program to present such collateral as a separate asset, rather than as a reduction to investment borrowings. We reclassified amounts from prior periods to conform to the 2008 presentation. These reclassifications have no effect on net income or shareholders' equity.

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had aggregate carrying values of $44.2 million and $54.6 million at December 31, 2008 and 2007, respectively.

     The Company had one investment in excess of 10 percent of shareholder's equity at December 31, 2008 and 2007 (other than investments issued or guaranteed by the United States government or a United States government agency) which is summarized below (dollars in millions):

                                                            2008                             2007
                                                 ---------------------------       -------------------------
                                                 Amortized        Estimated        Amortized      Estimated
         Issuer                                    cost           fair value          cost        fair value
         ------                                    ----           ----------          ----        ----------
                                                                                         (As restated)
         Investors Guaranty Association......     $190.7             $205.0           $167.4         $163.8

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

5.   LIABILITIES FOR INSURANCE PRODUCTS

     These liabilities consisted of the following (dollars in millions):

                                                                                    Interest
                                                         Withdrawal    Mortality      rate
                                                         assumption   assumption   assumption      2008            2007
                                                         ----------   ----------   ----------      ----            ----
                                                                                                               (As restated)
   Future policy benefits:
     Interest-sensitive products:
       Investment contracts............................      N/A          N/A          (c)        $3,638.6       $3,986.2
       Universal life contracts........................      N/A          N/A          N/A         3,306.6        3,381.6
                                                                                                  --------       --------

         Total interest-sensitive products.............                                            6,945.2        7,367.8
                                                                                                  --------       --------

     Traditional products:
       Traditional life insurance contracts............    Company
                                                         experience       (a)          4%            996.5        1,031.7
       Limited-payment annuities.......................    Company
                                                         experience,
                                                       if applicable      (b)          4%            484.2          522.5

       Individual and group accident and health........    Company      Company
                                                         experience    experience      5%            594.0          625.8
                                                                                                  --------       --------

         Total traditional products....................                                            2,074.7        2,180.0
                                                                                                  --------       --------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A           372.5          388.5
                                                                                                  --------       --------

         Total.........................................                                           $9,392.4       $9,936.3
                                                                                                  ========       ========

-------------
(a)  Principally modifications of the 1965 - 70 Basic Tables.
(b) Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuity Mortality Table.
(c) In 2008 and 2007, all of this liability represented account balances where future benefits are not guaranteed.

     The Company establishes reserves for insurance policy benefits based on assumptions as to investment yields, mortality, morbidity, withdrawals, lapses and maintenance expenses. These reserves include amounts for estimated future payment of claims based on actuarial assumptions. The balance is based on the Company's best estimate of the future policyholder benefits to be incurred on this business, given recent and expected future changes in experience.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

6.   INCOME TAXES

     The components of the Company's income tax assets and liabilities were as follows (dollars in millions):

                                                                                                  2008             2007
                                                                                                  ----             ----
                                                                                                               (As restated)
Deferred tax assets:
    Net operating loss carryforwards......................................................... $    61.3        $    76.2
    Capital loss carryforwards...............................................................      56.9            225.5
    Net state operating loss carryforwards...................................................       3.8             12.1
    Tax credits..............................................................................      11.4             11.4
    Insurance liabilities....................................................................   1,087.7          1,347.6
    Unrealized depreciation of investments...................................................     327.0             38.1
    Other....................................................................................     155.7            152.2
                                                                                              ---------        ---------

          Gross deferred tax assets..........................................................   1,703.8          1,863.1
                                                                                              ---------        ---------

Deferred tax liabilities:
    Actively managed fixed maturities........................................................      (4.4)          (117.4)
    Value of policies inforce at the Effective Date and cost of policies produced............    (146.9)          (168.9)
    Reinsurance receivables..................................................................    (972.3)        (1,087.3)
                                                                                              ---------        ---------

         Gross deferred tax liabilities......................................................  (1,123.6)        (1,373.6)
                                                                                              ---------        ---------

         Net deferred tax assets before valuation allowance..................................     580.2            489.5

    Valuation allowance......................................................................     (67.0)          (235.7)
                                                                                              ---------        ---------

         Net deferred tax assets.............................................................     513.2            253.8

Current income taxes prepaid (accrued).......................................................      (3.5)             6.4
                                                                                              ---------        ---------

         Income tax assets, net.............................................................. $   509.7        $   260.2
                                                                                              =========        =========

     The components of income tax expense (benefit) were as follows (dollars in millions):

                                                                                                    As restated
                                                                                               -------------------
                                                                                2008           2007           2006
                                                                                ----           ----           ----
Current tax benefit........................................................    $(15.8)        $(19.2)         $ (2.6)
Deferred tax benefit.......................................................       (.4)         (74.7)          (38.2)
                                                                               ------         ------          ------

       Income tax benefit on period income.................................     (16.2)         (93.9)          (40.8)

Valuation allowance........................................................      24.3           18.7             -
                                                                               ------         ------          ------

       Total income tax benefit............................................    $  8.1         $(75.2)         $(40.8)
                                                                               ======         ======          ======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the consolidated statement of operations is as follows:

                                                                                                    As restated
                                                                                               -------------------
                                                                                2008           2007           2006
                                                                                ----           ----           ----
U.S. statutory corporate rate..............................................     (35.0)%        (35.0)%        (35.0)%
State taxes................................................................       (.6)           (.6)           (.7)
Valuation allowance........................................................      45.4            7.2             -
Provision for tax issues, tax credits and other............................       5.3            (.5)           (.7)
                                                                                -----          -----          -----

     Effective tax rate....................................................      15.1%         (28.9)%        (36.4)%
                                                                                =====          =====          =====

     At December 31, 2008, the Company had NOLs of $175.1 million available for use on future tax returns. These carryforwards will expire as follows: $12.2 million in 2017; $58.7 million in 2018; $6.4 million in 2021; and $97.8 in 2022.
The NOLs expiring in 2017 and $38.1 million in 2018 are subject to the Section 382 limitations discussed below.

     In addition, at December 31, 2008, the Company had capital loss carryforwards of $162.4 million available for use on future tax returns. These carryforwards will expire as follows: $64.3 million in 2009; $49.8 million in 2012; and $48.3 million in 2013.

     The timing and manner in which the Company will be able to utilize some of its NOLs is limited by Section 382 of the Code. Section 382 imposes limitations on a corporation's ability to use its NOLs when the company undergoes an ownership change. Because the Company's ultimate parent, Conseco, underwent an ownership change pursuant to its reorganization, this limitation applies to the Company. Any losses that are subject to the Section 382 limitation will only be utilized by the Company and the other subsidiaries of Conseco up to approximately $142 million on a consolidated basis per year with any unused amounts carried forward to the following year. Absent an additional ownership change, the Section 382 limitation that may be utilized by the Company and the other subsidiaries of Conseco for 2009 will be approximately $662 million (including $520 million of unused amounts carried forward from prior years). To the extent that other subsidiaries of Conseco have NOLs subject to Section 382 limitations and are used in 2009 along with the Company's NOLs, the limitation will be prorated among those subsidiaries and the Company.

     Changes in our valuation allowance are summarized as follows (dollars in millions):

       Balance at December 31, 2005....................................    $ 343.1

         Expiration of capital loss carryforwards......................       (1.8)
         Release of valuation allowance (a)............................       (3.4)
                                                                           -------

       Balance at December 31, 2006....................................      337.9

         Increase in 2007..............................................       18.7
         Expiration of capital loss carryforwards......................     (120.9)
                                                                           -------

       Balance at December 31, 2007....................................      235.7

         Increase in 2008..............................................       24.3 (b)
         Expiration of capital loss carryforwards......................     (193.0)
                                                                           -------

       Balance at December 31, 2008....................................    $  67.0
                                                                           =======

-------------
(a)  There was a corresponding increase to additional paid-in capital.
(b) The $24.3 million increase to our valuation allowance during 2008 related to the recognition of additional realized investment losses for which we are unlikely to receive any tax benefit.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     We have also evaluated the likelihood that we will have sufficient taxable income to offset the available deferred tax assets. This assessment required significant judgment. Based upon our current projections of future income that we completed at December 31, 2008, we believe that we will, more likely than not, recover $513.2 million of our deferred tax assets through reductions of our tax liabilities in future periods. However, recovery is dependent on achieving such projections and failure to do so would result in an increase in the valuation allowance in a future period. Any future increase in the valuation allowance would result in additional income tax expense and reduce shareholder's equity, and such an increase could have a significant impact upon our earnings in the future.

7.   COMMITMENTS AND CONTINGENCIES

     Litigation

     Legal Proceedings

     The Company and its subsidiaries are involved in various legal actions in the normal course of business, in which claims for compensatory and punitive damages are asserted, some for substantial amounts. Some of the pending matters have been filed as purported class actions and some actions have been filed in certain jurisdictions that permit punitive damage awards that are disproportionate to the actual damages incurred. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability from either pending or threatened legal actions, after consideration of existing loss provisions, will have a material adverse effect on the financial condition, operating results or cash flows of the Company. The amounts sought in certain of these actions are often large or indeterminate and the ultimate outcome of certain actions is difficult to predict. In the event of an adverse outcome in one or more of these matters, the ultimate liability may be in excess of the liabilities we have established and could have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, the resolution of pending or future litigation may involve modifications to the terms of outstanding insurance policies, which could adversely affect the future profitability of the related insurance policies.

     In the cases described below, we have disclosed any specific dollar amounts sought in the complaints. In our experience, monetary demands in complaints bear little relation to the ultimate loss, if any, to the Company. However, for the reasons stated above, it is not possible to make meaningful estimates of the amount or range of loss that could result from some of these matters at this time. The Company reviews these matters on an ongoing basis and follows the provisions of Statement of Financial Accounting Standards No. 5, "Accounting for Contingencies", when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

     Cost of Insurance Litigation

     Certain affiliates of Washington National, including principally Conseco Life, have been named in numerous purported class action and individual lawsuits alleging, among other things, breach of contract, fraud and misrepresentation with regard to a change made in 2003 and 2004 in the way cost of insurance charges are calculated for life insurance policies sold primarily under the names "Lifestyle" and "Lifetime". Approximately 86,500 of these policies were subject to the change, which resulted in increased monthly charges to the policyholders' accounts. Many of the purported class action lawsuits were filed in Federal courts across the United States. In June 2004, the Judicial Panel on Multidistrict Litigation consolidated these lawsuits into the action now referred to as In Re Conseco Life Insurance Co. Cost of Insurance Litigation, Cause No. MDL 1610 (Central District, California). In September 2004, plaintiffs in the multi-district action filed an amended consolidated complaint and, at that time, added Conseco, Inc. as a defendant. The amended complaint sought unspecified compensatory, punitive and exemplary damages as well as an injunction that would require the Company to reinstate the prior method of calculating cost of insurance charges and refund any increased charges that resulted from the change. On April 26, 2005, the Judge in the multi-district action certified a nationwide class on the claims for breach of contract and injunctive relief. On April 27, 2005, the Judge issued an order certifying a statewide California class for injunctive and restitutionary relief pursuant to California Business and Professions Code Section 17200 and breach of the duty of good faith and fair dealing, but denied certification on the claims for fraud and intentional misrepresentation and fraudulent concealment. Conseco

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

announced on August 1, 2006, that it had reached a proposed settlement of this case. Under the proposed settlement, inforce policyholders were given an option to choose a form of policy benefit enhancement and certain former policyholders will share in a settlement fund by either receiving cash or electing to reinstate their policies with enhanced benefits. The settlement was subject to court review and approval, a fairness hearing, notice to all class members, election of options by the class members, implementation of the settlement and other conditions. The Court entered final judgment in the case on July 5, 2007. We began implementing the settlement with the inforce and certain former policyholders in the last half of 2007. We previously recognized costs related to this litigation totaling $207.2 million (none of which was recognized in 2008).

     A lawsuit was filed on September 14, 2005 in Hawaii captioned AE Ventures for Archie Murakami, et al. v. Conseco, Inc., Conseco Life Insurance Company; And Doe Defendants 1-100, Case No. CV05-00594 (United States District Court, District of Hawaii). This suit involves approximately 800 plaintiffs all of whom purport to have opted out of the In Re Conseco Life Insurance Co. Cost of Insurance Litigation multi-district action. The complaint alleges nondisclosure, breach of fiduciary duty, violations of HRS 480 (unfair and/or deceptive business practices), declaratory and injunctive relief, insurance bad faith, punitive damages, and seeks to impose alter ego liability. The ultimate outcome of this lawsuit cannot be predicted with certainty and an adverse outcome could exceed the amount we have accrued and could have a material impact on the Company's consolidated financial condition, cash flows or results of operations.

     Other Litigation

     On November 17, 2005, a complaint was filed in the United States District Court for the Northern District of California, Robert H. Hansen, an individual, and on behalf of all others similarly situated v. Conseco Insurance Company, an Illinois corporation f/k/a Conseco Annuity Assurance Company, Cause No. C0504726. Plaintiff in this putative class action purchased an annuity in 2000 and is claiming relief on behalf of the proposed national class for alleged violations of the Racketeer Influenced and Corrupt Organizations Act; elder abuse; unlawful, deceptive and unfair business practices; unlawful, deceptive and misleading advertising; breach of fiduciary duty; aiding and abetting of breach of fiduciary duty; and unjust enrichment and imposition of constructive trust. On January 27, 2006, a similar complaint was filed in the same court entitled Friou P. Jones, on Behalf of Himself and All Others Similarly Situated
v. Conseco Insurance Company, an Illinois company f/k/a Conseco Annuity Assurance Company, Cause No. C06-00537. Mr. Jones had purchased an annuity in 2003. Each case alleged that the annuity sold was inappropriate and that the annuity products in question are inherently unsuitable for seniors age 65 and older. On March 3, 2006 a first amended complaint was filed in the Hansen case adding causes of action for fraudulent concealment and breach of the duty of good faith and fair dealing. In an order dated April 14, 2006, the court consolidated the two cases under the original Hansen cause number and retitled the consolidated action: In re Conseco Insurance Co. Annuity Marketing & Sales Practices Litig. A motion to dismiss the amended complaint was granted in part and denied in part, and the plaintiffs filed a second amended complaint on April 27, 2007, which has added as defendants Conseco Services, LLC and Conseco Marketing, LLC. The court has not yet made a determination whether the case should go forward as a class action, and we intend to oppose any form of class action treatment of these claims. The motion for class certification is scheduled to be held on October 23, 2009. We believe the action is without merit, and intend to defend it vigorously. The ultimate outcome of the action cannot be predicted with certainty.

     On March 4, 2008, a Complaint was filed in the United States District Court for the Central District of California, Celedonia X. Yue, M. D. on behalf of the class of all others similarly situated, and on behalf of the General Public v. Conseco Life Insurance Company, successor to Philadelphia Life Insurance Company and formerly known as Massachusetts General Life Insurance Company, Cause No. CV08-01506 CAS. Plaintiff in this putative class action owns a Valulife universal life policy insuring the life of Ruth S. Yue originally issued by Massachusetts General Life Insurance Company on September 26, 1995. Plaintiff is claiming breach of contract on behalf of the proposed national class and seeks injunctive and restitutionary relief pursuant to Business & Professions Code
Section 17200 and Declaratory Relief. The putative class consists of all owners of Valulife and Valuterm `universal life' insurance policies issued by either Massachusetts General or Philadelphia Life and that were later acquired and serviced by Conseco Life. Plaintiff alleges that members of the class will be damaged by increases in the cost of insurance that are set to take place in the twenty first policy year of Valulife and Valuterm policies. No such increases have yet been applied to the subject policies, and none is scheduled to take effect until around 2011. Plaintiff has filed a motion for certification of the class, and we intend to oppose any form of class treatment of these claims. The court has set the class certification hearing for September 14, 2009. We believe the action is without merit,

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

and intend to defend it vigorously. The ultimate outcome of the action cannot be predicted with certainty.

     On July 22, 2008, a purported class action was filed in the U.S. District Court for the Southern District of Florida, Anna M. Cohen individually and on behalf of herself and all others similarly situated v. Washington National Insurance Corporation Case No. 08-CV-61153-JIC. Plaintiff is claiming breach of contract alleging that the 8% annual inflation adjustment rider, which is part of her Washington National policy of long-term care insurance, acts to increase the lifetime maximum benefit above the stated $150,000 benefit and not just the stated per day benefit, such that Washington National prematurely stops paying benefits before the correct lifetime maximum benefit amount is paid. On September 26, 2008, Washington National filed a motion to dismiss the complaint. While the motion to dismiss was pending, a settlement was reached with the individual plaintiff, without certification of a class. The court entered an order of dismissal with prejudice based on the settlement on January 12, 2009. The settlement of this case was not significant to our business, financial condition, results of operations or cash flows.

     On December 8, 2008, a purported class action was filed in the U.S. District Court for the Southern District of Florida, Sydelle Ruderman individually and on behalf of all other similarly situated v. Washington National Insurance Company, Case No. 08-23401-CIV-Cohn/Selzer. In the complaint, plaintiff alleges that the inflation escalation rider on her policy of long-term care insurance operates to increase the policy's lifetime maximum benefit, and breached the contract by stopping her benefits when they reached the lifetime maximum. The Company takes the position that the inflation escalator only affects the per day maximum benefit. The court has scheduled a jury trial on January 25, 2010. We believe the action is without merit, and intend to defend it vigorously. The ultimate outcome of the action cannot be predicted with certainty.

     On December 24, 2008, a purported class action was filed in the U.S. District Court for the Northern District of California, Cedric Brady, et. al. individually and on behalf of all other similarly situated v. Conseco, Inc. and Conseco Life Insurance Company Case No. 3:08-cv-05746. In their complaint, plaintiffs allege that Conseco Life committed breach of contract and insurance bad faith and violated various consumer protection statutes in the administration of various interest sensitive whole life products sold primarily under the name "Lifetrend" by requiring the payment of additional cash amounts to maintain the policies in force. The Company believes the action is without merit and intends to defend it vigorously. The ultimate outcome of the action cannot be predicted with certainty.

     In addition, Washington National and its subsidiaries are involved on an ongoing basis in other lawsuits, including purported class actions, related to our operations. The ultimate outcome of all of these other legal matters pending against Washington National or its subsidiaries cannot be predicted, and, although such lawsuits are not expected individually to have a material adverse effect on the Company, such lawsuits could have, in the aggregate, a material adverse effect on the Company's consolidated financial condition, cash flows or results of operations.

     Regulatory Examinations and Fines

     Insurance companies face significant risks related to regulatory investigations and actions. Regulatory investigations

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

generally result from matters related to sales or underwriting practices, payment of contingent or other sales commissions, claim payments and procedures, product design, product disclosure, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, changing the way cost of insurance charges are calculated for certain life insurance products or recommending unsuitable products to customers. We are, in the ordinary course of our business, subject to various examinations, inquiries and information requests from state, federal and other authorities. The ultimate outcome of these regulatory actions cannot be predicted with certainty. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of liabilities we have established and we could suffer significant reputational harm as a result of these matters, which could also have a material adverse effect on our business, financial condition, results of operations or cash flows.

     In late October 2008, Conseco Life mailed notice to approximately 12,000 holders of its "Lifetrend" life insurance products to inform them of: (i) changes to certain "non-guaranteed elements" ("NGEs") of their policies; and
(ii) the fact that certain policyholders who were not paying premiums may have failed to receive a notice that their policy was underfunded and that additional premiums were required in order for the policyholders to maintain their guaranteed cash values. In December 2008, Conseco Life mailed notice to approximately 16,000 holders of its CIUL3+ universal life policies to inform them of an increase in certain NGEs with respect to their policies. Prior to or around the time that the notices were sent, Conseco Life had informed the insurance regulators in a number of states, including among others Indiana, Iowa and Florida, of these matters and the planned communication with the impacted policyholders. Conseco Life received a cease and desist order from the Iowa Department of Insurance dated December 9, 2008, directing that it cease any further activity with respect to the matters that had been communicated in the notice to the Lifetrend policyholders. In December 2008, in response to communications received from certain regulators and policyholders, Conseco Life unilaterally agreed to enter into a nationwide temporary moratorium through March 31, 2009 with regard to the proposed Lifetrend changes. We agreed to extend that moratorium to June 30, 2009. In addition, Conseco Life entered into a stipulation and standstill with the Iowa Department of Insurance pursuant to which Conseco Life also agreed to take no further action with respect to the Lifetrend and CIUL3+ policyholders in Iowa.

     On December 22, 2008, Conseco Life also received an order to show cause relating to the Lifetrend changes from the Florida Office of Insurance Regulation ("OIR"), and Conseco Life entered into an agreement in January 2009 with the Florida OIR preserving Conseco Life's right to a hearing while Conseco Life and the Florida OIR engaged in settlement discussions regarding the Lifetrend and CIUL3+ policies. In January 2009, the Florida OIR commenced a market conduct examination involving Conseco Life. We continue to work with various state insurance regulators to review the terms of the Lifetrend and CIUL3+ policies and determine a final settlement of these issues.

     In the interim, we have been allowed to move forward with implementing the NGE changes in its CIUL3+ policies while the regulators continue their review. We have also resumed the administration of the Lifetrend policies with administrative changes in place but, at this time, we have not implemented the NGE changes pending further review by the regulators. The ultimate outcome of these regulatory proceedings cannot be predicted with certainty.

     Guaranty Fund Assessments

     The balance sheet at December 31, 2008, included: (i) accruals of $6.7 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 2008; and (ii) receivables of $2.9 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. At December 31, 2007, such guaranty fund assessment accruals were $5.6 million and such receivables were $1.7 million. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense (benefit) for such assessments of $.3 million, $(.3) million and $.7 million in 2008, 2007 and 2006, respectively.

     Leases

     The Company rents office space, equipment and computer software under noncancellable operating lease agreements. The Company subleases an office building to an unaffiliated company. The building is leased from a joint venture partnership

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

in which the Company has a one-third interest. Total rent expense was $3.3 million, $5.0 million and $7.0 million in 2008, 2007 and 2006, respectively. Future required minimum payments as of December 31, 2008, were as follows (dollars in millions):

              2009........................................................      $ 3.9
              2010........................................................        4.0
              2011........................................................        4.1
              2012........................................................        4.1
              2013........................................................        2.5
              Thereafter..................................................        -
                                                                                -----

                                              Total.......................      $18.6
                                                                                =====

8.   OTHER DISCLOSURES

     Postretirement Plan

     For our postretirement plan it was our policy to immediately recognize changes in the actuarial benefit obligation resulting from either actual experience being different than expected or from changes in actuarial assumptions.

     Effective December 31, 2005, the Company terminated its postretirement benefit plan. Prior to the termination of such plan, the Company provided certain health care and life insurance benefits for certain eligible retired employees under an unfunded plan. An actuarial measurement date of September 30 was used for this plan. The remaining liability at December 31, 2006, related to benefits paid in 2007. Amounts related to the postretirement benefit plan were as follows (dollars in millions):

                                                                                  2007
                                                                                  ----
Benefit obligation, beginning of year.........................................    $ .2
    Benefits paid.............................................................     (.2)
                                                                                  ----

Benefit obligation, end of year...............................................    $ -
                                                                                  ====

Funded status - accrued benefit cost..........................................    $ -
                                                                                  ====

     There was no expense recognized in 2006, 2007 or 2008 related to the postretirement benefit plan which was terminated in 2005.

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services are generally based on Conseco's direct and directly allocable costs plus a 10 percent margin, with the exception of investment management services for which the Company pays 20 basis points of the value of the assets under management. Total fees incurred by the Company under such agreements were $139.2 million, $172.1 million and $160.2 million in 2008, 2007 and 2006, respectively.

     At December 31, 2008 and 2007, the Company held preferred stock of CDOC (a wholly owned subsidiary of Conseco and the parent of Washington National) of $30.9 million and $48.9 million, respectively. In addition, at December 31, 2007, the Company held preferred stock of a former affiliate of $1.6 million. Such stock was transferred to an unaffiliated third party in 2008 in connection with Conseco's disposition of Senior Health.

     During 2008 and 2007, the Company transferred unaffiliated investments, including accrued interest, to affiliated companies in exchange for cash or other unaffiliated investments, including accrued interest. The excess of the cost basis of the assets received over the assets transferred of $.4 million and $2.6 million in 2008 and 2007, respectively, was accounted for as a capital contribution.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

9.   OTHER OPERATING STATEMENT DATA

     Insurance policy income consisted of the following (dollars in millions):

                                                                                                    As restated
                                                                                               -------------------
                                                                                2008           2007           2006
                                                                                ----           ----           ----
Traditional products:
   Direct premiums collected..............................................    $ 915.4        $1,261.2        $1,360.0
   Reinsurance assumed....................................................      114.3           123.6           134.4
   Reinsurance ceded......................................................     (116.9)         (104.4)         (104.6)
                                                                              -------        --------        --------

       Premiums collected, net of reinsurance.............................      912.8         1,280.4         1,389.8

   Change in unearned premiums............................................        2.5             3.7             3.8
   Less premiums on universal life and products
     without mortality and morbidity risk which
     are recorded as additions to insurance liabilities ..................     (532.4)         (878.3)         (967.9)
                                                                              -------        --------        --------
       Premiums on traditional products with
         mortality or morbidity risk......................................      382.9           405.8           425.7
Fees and surrender charges on interest-sensitive
   products...............................................................      272.1           277.6           291.0
                                                                              -------        --------        --------

       Insurance policy income............................................    $ 655.0        $  683.4        $  716.7
                                                                              =======        ========        ========

     The four states with the largest shares of 2008 collected premiums were California (15 percent), Texas (10 percent), Pennsylvania (8 percent) and Florida (7 percent). No other state accounted for more than six percent of total collected premiums.

     Changes in the value of policies inforce at the Effective Date were as follows (dollars in millions):

                                                                                                    As restated
                                                                                               -------------------
                                                                                2008           2007           2006
                                                                                ----           ----           ----
Balance, beginning of period..............................................     $435.7          $736.2         $ 832.3
    Additional acquisition expense........................................        -                .4             2.2
    Amortization..........................................................      (60.1)          (90.0)         (120.0)
    Effect of annuity coinsurance transaction.............................        -            (191.2)            -
    Amounts related to fair value adjustment
       of actively managed fixed maturities...............................       13.3           (19.7)           21.7
                                                                               ------          ------         -------

Balance, end of period....................................................     $388.9          $435.7         $ 736.2
                                                                               ======          ======         =======

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

     Changes in the cost of policies produced were as follows (dollars in millions):

                                                                                                    As restated
                                                                                               -------------------
                                                                                2008           2007           2006
                                                                                ----           ----           ----
Balance, beginning of period..............................................     $244.0         $192.6          $100.4
   Additions..............................................................       57.0           98.5           114.2
   Amortization...........................................................      (33.0)         (31.0)          (23.6)
   Effect of annuity coinsurance transaction..............................        -            (19.3)            -
   Amounts related to fair value adjustment of actively
     managed fixed maturities.............................................       23.0            3.2             1.6
                                                                               ------         ------          ------

Balance, end of period....................................................     $291.0         $244.0          $192.6
                                                                               ======         ======          ======

10.  STATEMENT OF CASH FLOWS

     Income taxes received (paid) totaled $25.6 million, $26.7 million and $(9.2) million in 2008, 2007 and 2006, respectively.

11.  STATUTORY INFORMATION (BASED ON NON-GAAP MEASURES)

     Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following combined amounts to regulatory agencies (dollars in millions):

                                                                                     2008            2007
                                                                                     ----            ----
   Statutory capital and surplus................................................    $457.0          $443.5
   Asset valuation reserve......................................................      22.5            60.9
   Interest maintenance reserve.................................................      32.1            48.2
                                                                                    ------          ------

       Total....................................................................    $511.6          $552.6
                                                                                    ======          ======

     Our combined statutory net loss was $35.0 million, $101.8 million and $152.8 million in 2008, 2007 and 2006, respectively.

     Insurance regulators may prohibit the payment of dividends or other payments by our insurance subsidiaries to parent companies if they determine that such payment could be adverse to our policyholders or contract holders. Otherwise, the ability of our insurance subsidiaries to pay dividends is subject to state insurance department regulations. Insurance regulations generally permit dividends to be paid from statutory earned surplus of the insurance company without regulatory approval for any 12-month period in amounts equal to the greater of (or in a few states, the lesser of): (i) statutory net gain from operations or statutory net income for the prior year (excluded from this calculation would be the $33.0 million of additional surplus recognized due to the approval of a permitted practice by insurance regulators related to certain deferred tax assets as further described below); or (ii) 10 percent of statutory capital and surplus as of the end of the preceding year, excluding $33.0 million of additional surplus recognized due to the approval of a permitted practice by insurance regulators related to certain deferred tax assets. Any dividends in excess of these levels require the approval of the director or commissioner of the applicable state insurance department. Any dividends that may be paid in 2009 will require regulatory approval. During 2008, 2007 and 2006, the Company paid cash dividends to its Parent totaling $25.0 million, $76.0 million and $80.0 million, respectively. Also, during 2006, the Company received a capital contribution of $75.0 million from its Parent. In accordance with an order from the Florida Office of Insurance Regulation, Washington National may not distribute funds to any affiliate or shareholder without prior notice to the Florida Office of Insurance Regulation.

     Risk-Based Capital ("RBC") requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks and the need for possible regulatory attention. The RBC requirements provide four levels of regulatory attention, varying with the ratio of the insurance

                      WASHINGTON NATIONAL INSURANCE COMPANY

                   Notes to Consolidated Financial Statements
                       -----------------------------------

company's total adjusted capital (defined as the total of its statutory capital and surplus, AVR and certain other adjustments) to its RBC as follows: (i) if a company's total adjusted capital is less than 100 percent but greater than or equal to 75 percent of its RBC (the "Company Action Level"), the company must submit a comprehensive plan to the regulatory authority proposing corrective actions aimed at improving its capital position; (ii) if a company's total adjusted capital is less than 75 percent but greater than or equal to 50 percent of its RBC (the "Regulatory Action Level"), the regulatory authority will perform a special examination of the company and issue an order specifying the corrective actions that must be taken; (iii) if a company's total adjusted capital is less than 50 percent but greater than or equal to 35 percent of its RBC (the "Authorized Control Level"), the regulatory authority may take any action it deems necessary, including placing the company under regulatory control; and (iv) if a company's total adjusted capital is less than 35 percent of its RBC (the "Mandatory Control Level"), the regulatory authority must place the company under its control. In addition, the RBC requirements provide for a trend test if a company's total adjusted capital is between 100 percent and 125 percent of its RBC at the end of the year. The trend test calculates the greater of the decrease in the margin of total adjusted capital over RBC: (i) between the current year and the prior year; and (ii) for the average of the last 3 years. It assumes that such decrease could occur again in the coming year. Any company whose trended total adjusted capital is less than 95 percent of its RBC would trigger a requirement to submit a comprehensive plan as described above for the Company Action Level.

     The 2008 and 2007 statutory annual statements filed with the state insurance regulators of each of our insurance companies reflected total adjusted capital in excess of the levels subjecting us to any regulatory action.

     We requested and obtained approval of a statutory permitted accounting practice as of December 31, 2008 for our insurance companies. The permitted practice modifies the accounting for deferred income taxes by increasing the realization period for deferred tax assets from within one year to within three years of the balance sheet date and increasing the asset recognition limit from 10 percent to 15 percent of adjusted capital and surplus as shown in the most recently filed statutory financial statements. The impact of the permitted practice was to increase the statutory consolidated capital and surplus of our insurance companies by $33.0 million as of December 31, 2008. As a result of the permitted practice, the risk-based capital ratio of Washington National, Conseco Life and CIC increased by 16 percentage points, 14 percentage points and 22 percentage points, respectively. Excluding the permitted practice, each of our insurance companies reflected total adjusted capital in excess of the levels subjecting them to any regulatory action. The benefit of this permitted practice may not be considered by our insurance companies when determining surplus available for dividends.

     In the first quarter of 2009, CIC terminated an intercompany commission financing arrangement with a non-life subsidiary of Conseco. In connection with the termination of the agreement, CIC paid $17 million to the non-life subsidiary, representing the present value of the future commissions CIC would have otherwise paid to the non-life subsidiary over the next several years. The termination of the commission financing agreement had the effect of reducing the statutory capital and surplus of CIC.